Execution Copy

AMENDING AGREEMENT NO. 5

dated as of

JUNE 7, 2021

among

SSR MINING INC.

as Borrower and
THE LENDERS PARTIES HERETO

as Lenders and
CANADIAN IMPERIAL BANK OF COMMERCE

as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Issuing Bank and
BANK OF MONTREAL and THE BANK OF NOVA SCOTIA

as Co-Syndication Agents

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AMENDING AGREEMENT NO. 5

THIS AMENDING AGREEMENT NO. 5 (this “Amending Agreement”) is made as of June 7, 2021 between SSR Mining Inc., as borrower, the lenders party thereto and Canadian Imperial Bank of Commerce, as administrative agent.

WHEREAS:

A.Reference is made to the credit agreement dated as of August 4, 2015 between, inter alios, SSR Mining Inc. (formerly Silver Standard Resources Inc.), as borrower (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Canadian Imperial Bank of Commerce, as administrative agent (the “Administrative Agent”), as amended by amending agreement no. 1 dated as of May 31, 2016, amending agreement no. 2 dated June 8, 2017, amending agreement no. 3 dated January 21, 2020 and amending agreement no. 4 dated June 3, 2020 (collectively, the “Credit Agreement”).

B.The Borrower, the Lenders and the Administrative Agent wish to amend the Credit Agreement on the terms and conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Amending Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

ARTICLE 1 INTERPRETATION

1.1One Amending Agreement. This Amending Agreement amends the Credit Agreement. This Amending Agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this Amending Agreement had been contained in the Credit Agreement as of the date of this Amending Agreement.

1.2Defined Terms. In this Amending Agreement, unless something in the subject matter or context is inconsistent:

(a)terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable;

(b)“Amended Credit Agreement” means the Credit Agreement, as amended by this Amending Agreement; and

(c)all other capitalized terms have the respective meanings given to them in the Amended Credit Agreement.

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1.3Headings. The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

1.4References. All references to Articles, Sections, Exhibits and Schedules, unless otherwise specified, are to Articles, Sections, Exhibits and Schedules of the Credit Agreement.

ARTICLE 2 AMENDMENTS

2.1Co-Syndication Agents. The Borrower hereby appoints Bank of Montreal and The Bank of Nova Scotia to act, and Bank of Montreal and The Bank of Nova Scotia hereby agree to act, as co-syndication agents with respect to the Credit (in such capacities, the “Co-Syndication Agents”). Each of the Co-Syndication Agents will perform the duties and exercise the authority customarily performed and exercised by it in the foregoing roles, provided that, for the avoidance of doubt, the Co-Syndication Agents shall have no duties or obligations under the Amended Credit Agreement.

2.2Deleted Definitions. The definition of “Utilization Percentage” in Section 1.1 is deleted in its entirety.

2.3New Definitions. The following definitions are added to Section 1.1 in alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means:

(a)with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and

(b)with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their respective Affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial

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institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Erroneous Payment” has the meaning assigned to it in Section 8.13(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.13(d).
“Erroneous Payment Impacted Facilities” has the meaning assigned to it in Section 8.13(d).
“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.13(d).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.13(d).
“Fifth Amendment Date” means June 7, 2021.
“Insolvent Lender” means any Lender that (a) has been adjudicated as, or determined by an Governmental Authority having regulatory authority over such Person or its assets to be, insolvent, (b) becomes the subject of an insolvency, bankruptcy, dissolution, liquidation or reorganization proceeding, or (c) becomes the subject of an appointment of a receiver, receiver and manager, monitor, trustee or liquidator under the Bank Act (Canada) or any applicable bankruptcy, insolvency or similar law now existing or hereafter enacted; provided that a Lender shall not be an Insolvent Defaulting Lender (i) solely by virtue of the ownership or acquisition by a Governmental Authority of an instrumentality thereof of any Equity Securities in such Lender or a parent company thereof, or (ii) due to an Undisclosed Administration.

“Payment Recipient” has the meaning assigned to it in Section 8.13(a).
“Resolution Authority” means, with respect to an EEA Financial Institution, an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

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“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, receiver manager, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.
“Write-Down and Conversion Powers” means:

(a)with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described EU Bail-In Legislation Schedule; and

(b)with respect to the United Kingdom, any powers of the applicable UK Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

2.4Applicable Margin. The definition of “Applicable Margin” in Section 1.1 is deleted in its entirety and replaced with the following:

“Applicable Margin” means the applicable rate per annum, expressed as a percentage, set out in the relevant column and row of the table below, based on the Net Leverage Ratio as at the most recent Quarterly Date with respect to which the Borrower has delivered financial information to the Administrative Agent pursuant to Section 5.1(1).

Row	Net Leverage Ratio	B/A Borrowing, LIBO Rate Loan or Financial Letter of Credit	Canadian Prime Loan or Base Rate Loan	Non- Financial Letter of Credit	Standby Fee
1	≤ 1.0x	200 bps	100 bps	133.33 bps	40.0 bps
2	>1.0x and ≤1.5x	225 bps	125 bps	150 bps	45.0 bps
3	>1.5x and ≤ 2.5x	250 bps	150 bps	166.67 bps	50.0 bps
4	≥2.5x	300 bps	200 bps	200 bps	60.0 bps

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As of the Fifth Amendment Date, the Applicable Margin shall be the margin provided for in Row 1 of the above grid; provided that the Applicable Margin with respect to any B/A Borrowing outstanding on the Fifth Amendment Date shall remain the Applicable Margin in effect prior to the Fifth Amendment Date until the rollover or conversion of such B/A Borrowing. Thereafter, the Applicable Margin shall change (to the extent necessary, if any) on the first Business Day following the next last date on which the financial statements and Compliance Certificate of the Borrower are required to be delivered to the Administrative Agent pursuant to Section 5.1(1) to reflect any change in the Net Leverage Ratio effective as of the date of such financial statements, based upon the financial statements for the immediately preceding Rolling Period, or if such day is not a Business Day, then the first Business Day thereafter. Notwithstanding the foregoing, if at any time the Borrower fails to deliver financial statements and the certificate of the Borrower as required by Section 5.1(1) on or before the date required pursuant to Section 5.1(1) (without regard to grace periods), the Applicable Margin shall be the highest margins provided for in the above grid from the date such financial statements are due pursuant to Section 5.1(1) (without regard to grace periods) through the date the Administrative Agent receives all financial statements and certificates that are then due pursuant to Section 5.1(1), at which time the Applicable Margin shall again be set out in accordance with the above grid.

2.5Contract Period. The definition of “Contract Period” in Section 1.1 is amended by deleting “or, if available, as determined by the Administrative Agent in good faith, six months” and adding “or” after “two months”.

2.6Credit. The definition of “Credit” in Section 1.1 is amended by deleting the reference to U.S.$75,000,000” and replacing it with “U.S.$200,000,000”.

2.7Defaulting Lender. The definition of “Insolvent Defaulting Lender” is deleted in its entirety, and all references thereto replaced with “Insolvent Lender”. The definition of “Defaulting Lender” in Section 1.1 is amended by deleting clause (e) thereof in its entirety and replacing it with the following:

(e)    an Insolvent Lender

2.8Governmental Authority. The definition of “Governmental Authority” in Section 1.1 is deleted in its entirety and replaced with the following:

“Governmental Authority” means the Government of Canada, any other nation or any political subdivision thereof, whether provincial, state, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank, fiscal or monetary authority or other authority regulating financial institutions, and any other entity or supra-national body exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including the Bank Committee on Banking Regulation and Supervisory Practices of the Bank of International Settlements, the European Union and the European Central Bank.

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2.9Interest Period. The definition of “Interest Period” in Section 1.1 is amended by deleting “, 2,” in the first sentence of such definition.

2.10Maturity Date. The definition of “Maturity Date” in Section 1.1 is amended by deleting the reference to “June 8, 2021” and replacing it with “June 8, 2025”.

2.11Permitted Repayment. The definition of “Permitted Repayment” in Section 1.1. is amended by deleting the word “and” at the end of clause (d) thereof and replacing it with “or”.

2.12Secured Hedge Arrangement. The definition of “Secured Hedge Arrangement” in Section 1.1 is amended by deleting the final sentence thereof and replacing it with the following:

For the avoidance of doubt, (i) any Hedge Arrangement entered into by a Credit Party with a Person before such Person is a Lender or Lender Affiliate or after such Person ceases to be a Lender or Lender Affiliate shall not be a Secured Hedge Arrangement, and
(ii) any Secured Hedge Arrangement shall continue as such notwithstanding that such Person ceases to be a Lender or a Lender Affiliate.
2.13Secured Liabilities. The definition of “Secured Liabilities” in Section 1.1 is amended by deleting the language in the second parenthesis in its entirety and replacing it with the following:

(including Secured Cash Management Obligations, Secured Hedge Obligations and Erroneous Payment Subrogation Rights)

2.14Tangible Net Worth Floor. The definition of “Tangible Net Worth Floor” in Section
1.5is amended by:

(a)deleting reference to “July 31, 2015” in clause (a) and replacing it with “March 31, 2021”;

(b)deleting reference to “August 1, 2015” in clause (b) and replacing it with “April 1, 2021”.

2.15Accordion. Section 2.1(2)(c)(iv) is amended by deleting reference to “$25,000,000” and replacing it with “$100,000,000”.

2.16Upfront Fee. Subsection 2.10(2) is deleted in its entirety and replaced with the following:

(2)    Upfront Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender an upfront fee equal to 0.40% of such Lender’s Commitment, such fee to be earned and payable on the Fifth Amendment Date.

2.17Alternate Rate of Interest. Section 2.12(2) is deleted in its entirety and replaced with the following:

(2)    LIBO Rate Replacement.

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(a)Replacing LIBO Rate. On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of the LIBO Rate’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12-month LIBO Rate tenor settings. On the earlier of (i) the date that all Available Tenors of the LIBO Rate have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is the LIBO Rate, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.

(b)Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans.

(c)Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

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(d)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12(2), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.12(2).

(e)Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or the LIBO Rate), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
(g)    Certain Defined Terms. As used in this Section 2.12(2):

“Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, the LIBO Rate; provided that if a replacement of the Benchmark has occurred pursuant to this Section 2.12(2) titled “Benchmark Replacement Setting”, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means, for any Available Tenor:
(a)For purposes of clause (a) of this Section 2.12(2), the first alternative set forth below that can be determined by the Administrative Agent:
(i)the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six- months’ duration, or

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(ii)the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of the LIBO Rate with a SOFR-based rate having approximately the same length as the interest payment period specified in clause (a) of this Section 2.12(2); and
(b)For purposes of clause (b) of this Section 2.12(2), the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. Dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark other than the LIBO Rate, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that
(a)such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

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“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.
“Early Opt-in Election” means the occurrence of:
(a)a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(b)the joint election by the Administrative Agent and the Borrower to trigger a fallback from the LIBO Rate and the provision by the Administrative Agent of written notice of such election to the Lenders.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the LIBO Rate.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).
“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
2.18Defaulting Lenders. Section 2.21 is amended by deleting clause (b) thereof in its entirety and replacing it with the following:

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(b)    The Commitment of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.2); provided that any waiver or amendment (i) which affects such Defaulting Lender differently than other Lenders generally, or (ii) described in Section 9.2(a), (b) or (c) that affects such Defaulting Lender, shall in each case require the consent of such Defaulting Lender;

2.19Pension Plans. Section 3.1(11) is deleted in its entirety and replaced with the following:

(11)Pension Plans and Benefit Plans. All Pension Plans are duly registered under the Income Tax Act, applicable pension standards legislation and any other applicable Laws which require registration and, to the best of the Borrower’s knowledge, no event has occurred which could reasonably be expected to cause the loss of such registered status. As of the Closing Date, Schedule 3.1(11) describes each Benefit Plan and lists the name and registration number of each Pension Plan, none of which are Defined Benefit Plans. Except as could not reasonably be expected to have a Material Adverse Effect, the Pension Plans have each been administered, funded and invested in accordance with the terms of the particular plan, all applicable Laws including, where applicable, the Income Tax Act and pension standards legislation, and the terms of all applicable collective bargaining agreements. All material obligations of each of the Credit Parties (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Pension Plans and the funding agreements therefor have been performed on a timely basis. All employee and employer payments, contributions (including “normal cost”, “special payments” and any other payments in respect of any funding deficiencies or shortfalls) required to be withheld, made, remitted or paid to or in respect of each Pension Plan and all other amounts that are due to the pension fund of any Pension Plan from a Credit Party or an Affiliate have been withheld, made, remitted or paid on a timely basis in accordance with the terms of such plans, any applicable collective bargaining agreements, and all applicable Laws. Any assessments owed to the Pension Benefits Guarantee Fund established under the Pension Benefits Act (Ontario), or other assessments or payments required under similar legislation in any other jurisdiction, in respect of any Pension Plan have been paid when due. No event has occurred which could reasonably be expected to give rise to a partial or full termination of any Defined Benefit Plan. No event has occurred or is reasonably expected to occur that could trigger or otherwise require immediate or accelerated funding in respect of any Defined Benefit Plan. Each Defined Benefit Plan is funded on a solvency basis, going concern basis and wind-up basis (using actuarial methods and assumptions which are consistent with the actuarial valuations last filed for the particular plan with the applicable Governmental Authorities to the extent required by applicable Laws). Except as disclosed in Schedule 3.1(11), none of the Pension Plans, the Benefits Plans or the Credit Parties or any of their respective Affiliates is subject to the United States Employee Retirement Income Security Act of 1974, as amended. Notwithstanding the foregoing, to the extent one or more Pension Plans to which a Credit Party makes contributions but does not sponsor or

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administer, the aforementioned representations are to the best of the Borrower’s knowledge.
2.20Intellectual Property Rights. Section 3.1(19) is deleted in its entirety and replaced with the following:

(19)    [Intentionally Deleted.]

Schedule 3.1(19) and the reference thereto in the Table of Contents is deleted in its entirety.

2.21Interest Coverage Ratio. Section 5.1(12)(a) is amended by deleting reference to “4.00” and replacing it with “3.00”.

2.22Know Your Customer. The following Section 5.1(24) is added to Section 5.1 in numerical order:

5.1(24)    Know Your Customer. As soon as reasonably practicable following the request of the Administrative Agent or any Lender, the Borrower shall provide any documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including AML Legislation, the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) and OFAC.

2.23Asset Dispositions. Section 6.1(5) is deleted in its entirety and replaced with the following:

(5)Asset Dispositions. The Borrower shall not, and shall not permit any other Credit Party to, make any Asset Disposition, except where the aggregate book value of the subject matter of all Asset Dispositions in any Fiscal Year would not exceed an amount equal to 5% of the Tangible Net Worth as at the beginning of such Fiscal Year; provided that:

(a)the sale of a direct or indirect interest in the San Luis Project, the Chinchillas Project, the Pitarrilla Project or the Pirquitas Project (or any portion thereof);
(b)the sale of any or all net smelter return royalties, other royalties or other participating interests owned on the Fifth Amendment Date by any Credit Party in respect of properties (or production therefrom) owned or held by Persons (other than any other Credit Party); and
(c)the sale of deferred cash consideration payments in an aggregate amount not to exceed US$20,000,000 owing to the Borrower pursuant to sale transactions entered into prior to the Fifth Amendment Date;
shall not be included in determining such cap, such that any sales referred to in above paragraphs (a), (b) and (c) are unrestricted.
2.24Investments. Section 6.1(6)(g) is deleted in its entirety and replaced with the following:

(g)Investments made:

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(i)in the Argentine Subsidiaries since the Second Amendment Date; and

(ii)in the Alacer Subsidiaries since the Fifth Amendment Date; in an aggregate amount of up to U.S.$100,000,000; or
2.25Restricted Payments. Section 6.1(9)(g) is deleted in its entirety and replaced with the following:

(f)the Borrower may make any other Restricted Payment if following such Payment the Net Leverage Ratio would be no greater than 2.50:1.00; and
2.26Pension Plan Compliance. Section 6.1(12) is deleted in its entirety and replaced with the following:

(12)Pension Plan Compliance. The Borrower shall not, and shall not permit any other Credit Party to:
(d)terminate any Defined Benefit Plan which could reasonably be expected to result in a material liability of a Credit Party;
(e)establish, sponsor, maintain, contribute to, or otherwise incur liability under any Defined Benefit Plan, unless consented to by the Required Lenders;
(f)fail to withhold, make, remit or pay when due or permit any other Credit Party to fail to withhold, make, remit or pay when due any employee or employer payments, contributions (including “normal cost”, “special payments” and any other payments in respect of any funding deficiencies or shortfalls) to or in respect of any Pension Plan pursuant to the terms of the particular plan, any applicable collective bargaining agreement or applicable Law; or
(g)contribute to or assume an obligation to contribute to any “multi-employer pension plan” as such term is defined in the Pension Benefits Act (Ontario) or any similar plan under pension standards legislation in another jurisdiction unless the Borrower’s only obligation in respect of such plan is to remit current service contributions as set forth in the applicable collective bargaining agreement.
2.27Erroneous Payments. The following Section 8.13 is added to Article 8 in numerical order:

8.13    Erroneous Payments by the Administrative Agent.

(1)Clawback. If the Administrative Agent notifies a Lender or other Secured Party, or any Person who has received funds on behalf of a Lender or other Secured Party under or pursuant to any of the Loan Documents (any such Lender, other Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient

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from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted or paid to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, other Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent, and such Lender or other Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than three Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of (x) in respect of an Erroneous Payment in
U.S. Dollars, the Federal Funds Effective Rate, in respect of an Erroneous Payment in Canadian Dollars or any other currency at a fluctuating rate per annum equal to the overnight rate at which Canadian Dollars or funds in the currency of such Erroneous Payment, as the case may be, may be borrowed by the Administrative Agent in the interbank market in an amount comparable to such Erroneous Payment (as determined by the Administrative Agent) and (y) a rate determined by the Administrative Agent in accordance with banking industry rules or prevailing market practice for interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 8.13(1) shall be conclusive, absent manifest error.

(2)Error Designation. Without limiting the immediately preceding Section 8.13(1), each Lender or other Secured Party, or any Person who has received funds on behalf of a Lender or other Secured Party under or pursuant to any of the Loan Documents, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was

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transmitted, paid, or received, in error or by mistake (in whole or in part) in each case:
(h)(i) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent express written confirmation from the Administrative Agent to the contrary) or (ii) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(i)such Lender or other Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.13(2).

(3)Set-off. Each Lender or other Secured Party hereby authorizes the Administrative Agent to set-off, net and apply any and all amounts at any time owing to such Lender or other Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or other Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding Section 8.13(1) or under the indemnification provisions of this Agreement.

(4)Assignment. In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with the immediately preceding Section 8.13(1), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time:

(i)such Lender shall be deemed to have assigned its Loans (but not any of its Commitments) under any of the applicable Facilities with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Facilities”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not any of its Commitments) of the Erroneous Payment Impacted Facilities, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the

13079711.17    SSR Amending Agreement No. 5

Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment;

(ii)the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment;

(iii)upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and any of its Commitments which shall survive as to such assigning Lender; and

(iv)the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment.

Subject to Section 9.4, the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and, upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender under any of the Facilities and such Commitments under such Facilities shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or other Secured Party under the applicable Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(5)Indebtedness Satisfaction. The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Indebtedness owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with

13079711.17    SSR Amending Agreement No. 5

respect to the amount of such Erroneous Payment that is, comprised of or corresponds to funds received by the Administrative Agent from (i) the Borrower or any other Loan Party or (ii) the proceeds of realization from the enforcement of one or more of the Loan Documents against or in respect of one or more of the Loan Parties; provided that, in each case, such funds were received by the Administrative Agent for the purpose of discharging Indebtedness.

(6)Waiver of Defences. To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including waiver of any defense based on “discharge for value”, “good consideration” for the Erroneous Payment or change of position by such Payment Recipient, any defense that the intent of the Administrative Agent was that such Payment Recipient retain the Erroneous Payment in all events, or any doctrine or defense similar to any of the foregoing.

(7)Survival. Each party’s obligations, agreements and waivers under this Section 8.13 shall survive the resignation or replacement of the Administrative Agent, or any assignment or transfer of rights or obligations by, or the replacement of, a Lender or an Affiliate thereof the termination of the Commitments and/or the repayment, satisfaction or discharge of all Indebtedness (or any portion thereof) under any Loan Document.

(8)Affiliates. For purposes of this Section 8.13, each Lender:
(i)agrees it is executing and delivering this Agreement with respect to this Section 8.13 both on its own behalf and as agent for and on behalf of its Affiliates referred to in this Section 8.13 and any Person receiving funds under or pursuant to any of the Loan Documents on behalf of such Lender or any of such Affiliates;

(ii)represents, warrants, covenants and agrees that its Affiliates referred to in this Section 8.13 and any Person receiving funds under or pursuant to any of the Loan Documents on behalf of such Lender or any of such Affiliates are bound by the provisions of this Section 8.13; and

(iii)agrees that any matter or thing done or omitted to be done by such Lender, its Affiliates, or any Person receiving funds under or pursuant to any of the Loan Documents on behalf of such Lender or any of such Affiliates which are the subject of this Section 8.13 will be binding upon such Lender and such Lender does hereby

13079711.17    SSR Amending Agreement No. 5

indemnify and save the Administrative Agent and its Affiliates harmless from any and all losses, expenses, claims, demands or other liabilities of the Administrative Agent and its Affiliates resulting from the failure of such Lender, its Affiliates or such Persons to comply with their obligations under and in respect of this Section 8.13, in each case.

(9)No Borrower Liability. Except pursuant to an Erroneous Payment Deficiency Assignment or the exercise of any Erroneous Payment Subrogation Rights (or any equivalent equitable subrogation rights), the Borrower shall not have any liability to the Agent for any Erroneous Payment or any interest, loss, cost or damages related there to arising therefrom under any provision of this Agreement or any other Loan document or under any legal principle or theory, whether arising by law or in equity.

2.28Lender Pledge of Security. Section 9.4(7) is amended by deleting the reference to “Federal Reserve Bank” and replacing it with “FRBNY or any other central banking authority”.

2.29Confidentiality. Section 9.15 is amended by deleting the word “or” at the end of clause
(h) and adding the following immediately before the final “.”:

; (j) to their applicable insurers and credit risk support providers, or (k) as required thereby, to their third party administration, settlement and similar service providers.

2.30Bail-In of EEA Financial Institutions. Article 9 is amended by adding the following Section 9.21 in numerical order:

9.21    Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or

13079711.17    SSR Amending Agreement No. 5

otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

2.31Exhibit B. The Calculation Worksheet appended to Exhibit B is amended by replacing the paragraph below the table named “Tangible Net Worth” with the following:

(required to be no less than 75% of U.S.$883,000,000 plus 50% of Net Income calculated on a cumulative basis from and after April 1, 2021 until the most recent Quarterly Date.). In calculating cumulative Net Income for the purposes of this definition, no deduction shall be made in respect of Net Income for any Fiscal Quarter which is less than nil.
2.32Schedule 2.1. Schedule 2.1 is amended by replacing the Lender Commitments chart with the following:

Lender    Commitment

Canadian Imperial Bank of Commerce The Bank of Nova Scotia
Bank of Montreal Royal Bank of Canada ING Capital LLC         Total

U.S$60,000,000 U.S.$45,000,000 U.S.$45,000,000 U.S.$25,000,000 U.S.$25,000,000 U.S.$200,000,000
2.33Representation Schedules. Schedules 3.1(3), 3.1(9), 3.1(10), 3.1(11), 3.1(16) 3.1(17),
3.1(21), 3.1(26), 3.1(27), 3.1(28), 3.1(32), and 3.1(34) are deleted in their entirety and replace with the corresponding schedules attached hereto.

2.34Schedule 9.1. Schedule 9.1 is amended by deleting “kurt.foellmer@scotiabank.com” from the table titled “Lender and Issuing Bank Contact Information” and replacing it with “ian.stephenson@scotiabank.com”.

2.35Post-Closing Deliverables. The Borrower agrees to deliver to the Administrative Agent:

(c)an amendment and restatement of the Nevada law Deed of Trust, Security Agreement, Assignment of Production, Rents and Leasehold Interests, Financing Statement and Fixture Filing dated August 4, 2015 among Marigold Mining Company, Stewart Title Company and Canadian Imperial Bank of Commerce to increase the amount secured thereby to U.S.$500 million (the “NV Deed Amendment”);

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(d)a legal opinion from Nevada counsel to the Borrower with respect to the NV Deed Amendment, together with customary supporting materials;

(e)First Supplemental Demand Debenture dated August 31, 2016 from SGO Mining Inc. (formerly Claude Resources Inc.) in favour of Canadian Imperial Bank of Commerce to increase the amount secured thereby to Cdn.$750 million (the “SK Debenture Amendment”);

(f)confirmation of the filing of the SK Debenture Amendment in the instrument registry maintained by the Mineral Tenure Office, Resource Development, Ministry of Energy and Resources and the filing of the SK Assignment of Lease Amendment with the Ministry of Environment;

(g)a legal opinion from Saskatchewan counsel to the Borrower with respect to the SK Debenture Amendment, together with customary supporting materials;

(h)with respect to any bank or deposit account maintained with any Person that is not a Lender, either (a) confirmation of its closure, or (b) a blocked account agreement between such Person, the applicable Credit Party, and the Administrative Agent; and

(i)confirmation from Holland & Hart LLP that its title reports of March 19, 2019 and March 24, 2020 with respect to newly acquired portions of the Marigold Project can be relied upon by the Administrative Agent;

in each case within 60 (or in the case of clause (f) above only, 120) days of the date hereof and in form and substance satisfactory to the Administrative Agent, acting reasonably. The obligations of the Borrower under this Section 2.35 shall constitute Post-Closing Requirements and be subject to Section 5.1(8)(b) in all respects. For the avoidance of doubt, the Borrower shall be deemed to be in compliance with Section 6.1(16) with respect to all bank and deposit accounts existing on the date hereof while the period in which to satisfy the undertaking set out in clause
(f) above remains unexpired.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES

3.1Confirmation of Representations. The Borrower represents and warrants that, as at the date of this Amending Agreement and assuming that the amendments made to the Credit Agreement by this Amending Agreement have become effective:

(j)this Amending Agreement and the Confirmation appended hereto has been duly authorized, executed and delivered by each of the signatory Credit Parties;

(k)the Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(l)no Default or Event of Default has occurred and is continuing; and

(m)the representations and warranties contained in Article 3 (other than those that are made particular to a specific date) are true and correct as if made on the date hereof.

ARTICLE 4 CONDITIONS

4.1Conditions Precedent. This Amending Agreement shall become effective on the date upon which there has been receipt by the Administrative Agent of:

(n)a counterpart of this Amending Agreement executed by each party hereto;

(o)a counterpart of the Confirmation appended to this Amending Agreement, executed by each Guarantor;

(p)an amendment to the GSA to update debtor information, conform with this Amending Agreement and add certain minimums to the notice provisions (the “BC GSA Amendment”) executed by each party thereto;

(q)a legal opinion of Stikeman Elliott LLP with respect to British Columbia law matters, together with customary supporting materials;

(r)payment of an Administrative Agent of such fees as agreed in a fee letter dated as of the date hereof; and

(s)payment of all legal fees invoiced to date by counsel for the Administrative Agent.

For the avoidance of doubt, upon and regardless of the date on which such conditions precedent are met, the effective date of this Amending Agreement will be as of June 7, 2021.

ARTICLE 5 GENERAL

5.1Authorization. The Lenders hereby irrevocably authorize and direct the Administrative Agent to execute and deliver the BC GSA Amendment, the NV Deed Amendment and the SK Assignment of Lease Amendment, in each case in such form as it may approve.

5.2Confirmation. Except as specifically stated herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. All Secured Liabilities under the Credit Agreement shall be continuing with only the terms thereof being modified as provided in this Amending Agreement, and this Amending Agreement shall not evidence or result in a novation of such Secured Liabilities.

5.3Interpretation. All references to the “this Agreement” or the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter include, mean and be a

13079711.17    SSR Amending Agreement No. 5

reference to the Amended Credit Agreement without any requirement to amend such Loan Documents. This Amending Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.

5.4Binding Nature. This Amending Agreement shall enure to the benefit of and be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and permitted assigns.

5.5Severability. Any provision of this Amending Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Amending Agreement, all without affecting the remaining provisions of this Amending Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.6Conflicts. If, after the date of this Amending Agreement, any provision of this Amending Agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this Amending Agreement shall prevail.

5.7Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

5.8Counterpart and Facsimile. This Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amending Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amending Agreement.

[signatures on the following pages]

13079711.17    SSR Amending Agreement No. 5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

CANADIAN IMPERIAL BANK OF COMMERCE,
as Lender and Administrative Agent

By:
Name:    Peter Rawlins
Title:    Managing Director

By:
Name: Mark Saraiva
Title:    Executive Director

SSR Amending Agreement No.5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

THE BANK OF NOVA SCOTIA,
as Lender and Co-Syndication Agent

By:
Name:    Ian Stephenson
Title:    Managing Director

By:      Name: Monik Vora
Title:    Associate Director

SSR Amending Agreement No. 5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

BANK OF MONTREAL,
as Lender and Co-Syndication Agent

By:
Name:    Ben Rough
Title:    Director

By:      Name:
Title:

SSR Amending Agreement No. 5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

ROYAL BANK OF CANADA,
as Lender
By:      Name: Stam Fountoulakis
Title:    Authorized Signatory

By:      Name:
Title:

SSR Amending Agreement No. 5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

ING CAPITAL LLC,
as Lender

By:      Name: Remko van de Water
Title: Managing Director
By:      Name: Remco Meeuwis
Title: Director

SSR Amending Agreement No. 5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

SSR MINING INC.

By:
Name:    Alison White
Title:    Executive Vice President and Chief Financial Officer

SSR Amending Agreement No. 5

CONFIRMATION

Each undersigned Guarantor acknowledges and irrevocably consents to the terms of the Amending Agreement. Each undersigned Guarantor further represents, warrants, and confirms to the Agent, for the benefit of each Secured Party, that:
(t)the Group Guarantee and the guarantees and indemnities granted thereunder continue in full force and effect in accordance with their terms notwithstanding the Amending Agreement and the amendments to the Credit Agreement effected thereby;
(u)such guarantees and indemnities extend to the indebtedness, liabilities and obligations of the Borrower under the Amended Credit Agreement;
(v)the Security Documents and the Liens granted thereunder continue in full force and effect in accordance with their terms notwithstanding the Amending Agreement and the amendments to the Credit Agreement effected thereby;
(w)the secured liabilities described in the Security Documents include indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement, and the Liens granted thereunder extend thereto; and
(x)all references to the “this Agreement” or the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents.

Dated:    of      On behalf of:
SSR MINING INC.    SSR DURANGO, S.A. DE C.V.

Name:    Name:
Title:    Title:
SILVER STANDARD CANADA HOLDINGS LTD. SILVER STANDARD US HOLDINGS INC. SILVER STANDARD MARIGOLD INC. INTERTRADE METALS CORP.
INTERTRADE METALS LIMITED PARTNERSHIP, by its
general partner, INTERTRADE METALS CORP. SILVER STANDARD VENTURES
INC. MARIGOLD MINING COMPANY SGO MINING INC. PUNA OPERATIONS
INC. 0694758 B.C. LTD.

Name:
Title:
13079711.17    SSR Amending Agreement No. 5

SCHEDULE 3.1(3) GOVERNMENTAL APPROVALS; NO CONFLICTS

Nil.

SCHEDULE 3.1(5) LITIGATION

1.On January 27, 2015, the Borrower received a Notice of Reassessment (“NOR”) from the Canada Revenue Agency (“CRA”) in the amount of approximately C$41.4 million plus interest of C$6.6 million related to the tax treatment of the 2010 sale of shares of the Borrower’s subsidiary that owned and operated the Snowfield and Brucejack projects. The CRA has asserted that the sale was on account of income and not capital, as the Borrower recorded it. In order to appeal the reassessment, the Borrower was required to make a minimum payment of 50% of the reassessed amount claimed by the CRA under the NOR plus interest accrued to the date of the NOR. On February 26, 2015, the Borrower paid the required C$24.1 million ($19.2 million) to the CRA. On April 20, 2015, the Borrower filed a Notice of Objection with the CRA and plans on filing, if necessary, a Notice of Appeal with the Tax Court of Canada.
2.Mina Pirquitas, LLC (“MPLLC”) entered into a fiscal stability agreement (the “Fiscal Agreement”) with the Federal Government of Argentina in 1998 for production from the Pirquitas mine. In December 2007, the National Customs Authority of Argentina (Dirección Nacional de Aduanas) levied an export duty of approximately 10% from concentrate for projects with fiscal stability agreements pre-dating 2002 and the Federal Government has asserted that the Pirquitas mine is subject to this duty. MPLLC has challenged the legality of the export duty applied to silver concentrate and the matter is currently under review by the Federal Court (Jujuy) in Argentina. The Federal Court (Jujuy) granted an injunction in the MPLLC’s favor effective September 29, 2010 that prohibited the Federal Government from withholding the 10% export duty on silver concentrate (the “Injunction”), pending the decision of the courts with respect to the MPLLC’s challenge of the legality of the application of the export duty. The Injunction was appealed by the Federal Government but upheld by each of the Federal Court of Appeal (Salta) on December 5, 2012 and the Federal Supreme Court of Argentina on September 17, 2013. The Federal Government also appealed the refund MPLLC claimed for the export duties paid before the Injunction, as well as matters of procedure related to the uncertainty of the amount reclaimed; however, on May 3, 2013, such appeal was dismissed by the Federal Court of Appeal (Salta). In September 2014, the Federal Tax Authority in Argentina filed an application with the Federal Court (Jujuy) to lift the Injunction and requiring payment of the export duty and payment of applied interest charges. MPLLC filed a response to such application on October 14, 2014 and a decision is pending.
In accordance with the Injunction, MPLLC has not been paying export duties on silver concentrate but the Borrower continues to accrue export duties in its consolidated financial statements. At March 31, 2015, the Borrower has accrued a liability totaling $59.2 million for export duties with no accrual for interest charges, and has recorded a corresponding increase in cost of sales in the relevant period. The application of interest charges is uncertain, but if applied from the date each duty was levied, such charges are estimated to be in the range of $4.3 million to $7.3 million as of March 31, 2015. The final amount of export duties and interest, if any, to be paid or refunded depends on a number of factors, including the outcome of litigation. Changes in the Borrower’s assessment of this matter could result in material adjustments to its consolidated statement of income (loss).

SCHEDULE 3.1(9)
REAL PROPERTY

1.Pirquitas Mine

The Borrower holds a 100% interest in the Pirquitas mine through its wholly-owned subsidiary, Mina Pirquitas, LLC, which has registered a branch in Argentina (Mina Pirquitas, LLC Sucursal Argentina). The Pirquitas mine is located in the Puna de Jujeña region of northwestern Argentina in the Province of Jujuy, approximately 355 kilometres northwest of the city of San Salvador de Jujuy. The mine consists of 50 semicontiguous mineral exploitation concessions covering a total area of 3,621 hectares. It also includes surface rights covering an area of approximately 7,463 hectares, which can be used for purposes such as housing, infrastructure facilities, processing plants, waste and tailing disposal sites, and other facilities to support mining operations.
2.Seabee Mine

The Borrower holds a 100% interest in the Seabee Gold Project through its wholly-owned subsidiary, SGO Mining Inc. (formerly Claude Resources Inc.) pursuant to the Seabee Surface Lease Agreement 2010 between the Government of Saskatchewan and Claude Resources Inc., as amended by the Addendum dated April 1, 2014, together with all rights and privileges appertaining thereto and all buildings, improvements and structures now or hereinafter constructed on placed upon such lands, thereunder or thereon. The Seabee Gold Project is located in the province of Saskatchewan and consists of the following mineral claims:

	Disposition #	Type
1.	CBS 7058	Mineral Claim
2.	CBS 7076	Mineral Claim
3.	CBS 9347	Mineral Claim
4.	ML 5519	Mineral Lease
5.	ML 5520	Mineral Lease
6.	ML 5535	Mineral Lease
7.	ML 5536	Mineral Lease
8.	ML 5543	Mineral Lease
9.	ML 5551	Mineral Lease
10.	S- 97986	Mineral Claim
11.	S-101660	Mineral Claim
12.	S-101661	Mineral Claim
13.	S-102737	Mineral Claim
14.	S-102738	Mineral Claim
15.	S-102739	Mineral Claim
16.	S-105301	Mineral Claim
17.	S-106678	Mineral Claim
18.	S-106771	Mineral Claim
19.	S-106772	Mineral Claim

	Disposition #	Type
20.	S-106773	Mineral Claim
21.	S-110855	Mineral Claim
22.	S-110856	Mineral Claim
23.	S- 99942	Mineral Claim
24.	S-100748	Mineral Claim
25.	S-111431	Mineral Claim
26.	S-111432	Mineral Claim
27.	S-111694	Mineral Claim
28.	MC00000028	Mineral Claim
29.	MC00000030	Mineral Claim
30.	MC00000069	Mineral Claim
31.	MC00000070	Mineral Claim
32.	S-113993	Mineral Claim
33.	S-113994	Mineral Claim
34.	MC00003517	Mineral Claim
35.	MC00003518	Mineral Claim
36.	MC00003532	Mineral Claim
37.	MC00003551	Mineral Claim
38.	MC00003552	Mineral Claim
39.	MC00003564	Mineral Claim
40.	MC00003571	Mineral Claim
41.	MC00003573	Mineral Claim
42.	MC00003593	Mineral Claim
43.	MC00003594	Mineral Claim
44.	MC00003631	Mineral Claim

45.	MC00003716	Mineral Claim
46.	MC00003717	Mineral Claim

SCHEDULE 3.1(10) PERMITTED LIEN REGISTRATIONS

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments
1. Canadian Imperial	July 6, 2015, as	666413I	All of the present and after-acquired personal		15	SSR Mining Inc.
Bank of Commerce,	ultimately	341325J	property of the debtors, or any one or more of them			Silver Standard
as administrative	amended on May	202999K	and an uncrystallized floating charge on land.			Canada Holdings Inc.
Agent	13, 2020	203502K				Silver Standard US
		255264K				Holdings Inc.
		281880L				Silver Standard
Canadian Imperial Bank of Commerce		214038M				Marigold Inc. Intertrade Metals
Limited Partnership
Intertrade Metals
Corp.
Silver Standard
Ventures Inc.
Marigold Mining
Company
SGO Mining Inc.
Puna Operations Inc.
0694758 BC Ltd.

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments
2. Konica Minolta Business	April 30, 2015	576310I
All goods of the debtor financed by the secured party, wherever situated, consisting of four (4) Konica Minolta copiers, together with all parts and accessories relating thereto, all attachments, accessories and accessions thereto or thereon and all replacements, substitutions, additions and improvements of all or any part of the foregoing and all proceeds in any form derived therefrom.

Proceeds: all of the debtor's present and after acquired personal property which is derived, directly or indirectly, from any dealing with or disposition of the above-described collateral, including without limitation, all insurance and other payments payable as indemnity or compensation for loss or damage thereto, accounts, rents or other payments arising from the lease of the above-described collateral, goods, chattel paper, investment property, documents of title, instruments, money, cheques, deposits, securities and intangibles.
					6	Silver Standard Resources Inc.

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments
3. Canadian Imperial Bank of Commerce, as administrative Agent Canadian Imperial Bank of Commerce	July 6, 2015, as ultimately amended on January 25, 2019	20150706 1513 1862 2586 20170814 1436 1201 2218 20190125 1049 1590 8672 Reference File No. 707752125	All inventory equipment, account, motor vehicles and other.		15	SSR Mining Inc.
4. Canadian Imperial Bank of Commerce, as administrative Agent Canadian Imperial Bank of Commerce	September 2, 2015, as ultimately amended on May 25, 2021	20150902 0834 1862 6735 20170907 1534 1862 3970 20190125 1049 1590 8673 20210525 1302 1590 2802 Reference File No. 709564176	All inventory equipment, account, motor vehicles and other.		15
Silver Standard Canada Holdings Inc. Silver Standard US Holdings Inc.
Silver Standard Marigold Inc. Intertrade Metals Limited Partnership Intertrade Metals Corp.
Silver Standard Ventures Inc. Marigold Mining Company
SGO Mining Inc. Puna Operations Inc. 0694758 BC Ltd.

5. Canadian Imperial Bank of Commerce, as administrative Agent Canadian Imperial Bank of Commerce	June 9, 2016	301492343	General Property: All present and after acquired personal property of the Debtor. Serial Property: Motor Vehicle (57858) Motor Vehicle (131272) Motor Vehicle (131273) Motor Vehicle (131184) Motor Vehicle (114164) Motor Vehicle (DA04P0074) Motor Vehicle (114150)	See Collateral Description	15	SGO Mining Inc.

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments

Motor Vehicle (114151) Motor Vehicle (LJB01221) Motor Vehicle (LJB1418) Motor Vehicle (48183)
Motor Vehicle (1557)
Motor Vehicle (2691)
Motor Vehicle (2690)
Motor Vehicle (2710) Motor Vehicle (9PP00115) Motor Vehicle (9PP7502) Motor Vehicle (T4140120) Motor Vehicle (L014D405)
Motor Vehicle (90699100956786)
Motor Vehicle (131283)
Motor Vehicle (131284)
Motor Vehicle (2859)
Motor Vehicle (081042)
Motor Vehicle (2442) Motor Vehicle (T1040264) Motor Vehicle (T1040269) Motor Vehicle (T4040302) Motor Vehicle (T3040295) Motor Vehicle (GXR00758) Motor Vehicle (6380)
Motor Vehicle (5584)
Motor Vehicle (111191)
Motor Vehicle (121249)
Motor Vehicle (131278)
Motor Vehicle (131293)
Motor Vehicle (091084)
Motor Vehicle (121205)
Motor Vehicle (101093)
Motor Vehicle (111161)
Motor Vehicle (121204) Motor Vehicle (HX5400705) Motor Vehicle (121233)
Motor Vehicle (151338) Motor Vehicle (CBC00311) Motor Vehicle (12002)
Motor Vehicle (MLC1791424) Motor Vehicle (IFI100E6267)

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments

Motor Vehicle (IFI100E6268) Motor Vehicle (IFI1006159) Motor Vehicle (IFI1006164) Motor Vehicle (IFI1006178) Motor Vehicle (201202230052)
Motor Vehicle (4WOAS53697M411064) Motor Vehicle (4WOAS332457M118072) Motor Vehicle (9FG00931)
Motor Vehicle (843159)
Motor Vehicle (8431513)
Motor Vehicle (CAT00C27ADWB00543) Motor Vehicle (X08H330237)
Motor Vehicle (X08F240228)
Motor Vehicle (CAT00C27EWDB02233) Motor Vehicle (CAT00740CB1P00807) Motor Vehicle (CAT00740JB1P01882) Motor Vehicle (CAT0740BHT4R00651) Motor Vehicle (CAT0740BET4R00652) Motor Vehicle (CAT0740BTT4R00654) Motor Vehicle (63W01251)
Motor Vehicle (CAT0930HJDHC00630) Motor Vehicle (CAT0966GJAWY00262) Motor Vehicle (JMS06422)
Motor Vehicle (CAT0980HJJMS06425) Motor Vehicle (8CR03540)
Motor Vehicle (CATIT28GVDBT00558) Motor Vehicle (W7K01321)
Motor Vehicle (MXB00515) Motor Vehicle (FF350DX806109)
Motor Vehicle (1FF350DXKA0807073) Motor Vehicle (2ZK05810)
Motor Vehicle (DW648HT617261) Motor Vehicle (58550201)
Motor Vehicle (73954)
Motor Vehicle (USRM000379) Motor Vehicle (1834A1100U) Motor Vehicle (1835A1100U)

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments
6. Amalgamated Mining & Tunnelling Inc.	January 21, 2020	301997450	Motor Vehicle (TMG19URE0367) 2019 Make/Desc: Epiroc Boltec S Bolter	See Collateral Description	5	SGO Mining Inc.
7. Epiroc Customer Center Part of Epiroc Canada Inc.	March 11, 2021	302141490	RIG Item 8999 4647 00, Boomer M2C, serial number TMG20URE0235, and all attachments, additions, accretions and accessories thereto, and any replacements thereof of substitutions therefore and any repairs made to any of the foregoing and all proceeds or the foregoing, wherever the merchandise is located and all proceeds thereof. Value: 1,368,825$	See Collateral Description	1	SGO Mining Inc. Northern Resource Trucking Limited Partnership
8. Epiroc Customer Center Part of Epiroc Canada Inc.	March 11, 2021	302141496	RIG Item 8999 4962 00, Boomer M2C, serial number TMG20URE0477, and all attachments, additions, accretions and accessories thereto, and any replacements thereof of substitutions therefore and any accessions or repairs made to any or the foregoing and all proceeds or the foregoing, wherever the merchandise is located and all proceeds thereof Value: 1,368,825$	See Collateral Description	1	SGO Mining Inc. Northern Resource Trucking Limited Partnership

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments
9. Osisko Gold Royalties Ltd.	March 21, 2014	301159719
All of the debtor’s present and after-acquired personal property arising from or related to a royalty from or relative to the mineral dispositions enumerated below, including without limitation, all mineral claims and mining leases and any leasehold interest and any renewals, extensions or replacements thereof from time to time in whole or in part and other mineral tenures consisting of, included within or described as the Seabee Gold operation that the debtor may from time to time hold over or in respect thereof and in all successions thereof, whether created privately or through governmental action (collectively, the “Lands”), equal to three percent (3.0%) of the value of the net smelter returns under and pursuant to the net smelter returns royalty agreement dated on or about march 20, 2014 between the debtor and the secured party, as such net smelter returns royalty agreement may be amended, restated, modified or supplemented from time to time.

Lands are described below in Seabee Gold Operation – Mineral Dispositions 1(b).

Proceeds means all proceeds of every item or kind including but not limited to goods, chattel paper, investment property, securities, documents of title, instruments, money, intangibles, insurance payments, and any property or obligations received or derived directly or indirectly when such collateral or proceeds thereof are sold, collected, dealt with, exchanged or otherwise disposed of or that indemnifies or compensates for such property or proceeds destroyed or damaged, and proceeds of proceeds.
					Infinite	Claude Resources Inc.

Secured Party	Date Filed	Registration Number	Collateral Description	VIN	Term (Years)	Debtor(s)	Other Comments
10. Osisko Gold Royalties Ltd.	March 21, 2014	301159723
All of the debtor’s present and after-acquired personal property arising from or out of or related to the mineral dispositions enumerated below, including without limitation all mineral claims and mining leases and any leasehold interest and any renewals, extensions or replacements thereof from time to time in whole or in part and other mineral tenures consisting of, included within or described as the Seabee gold operation that the debtor may from time to time hold over or in respect thereof and in all successions thereof, whether created privately or through governmental action (collectively, the “Lands”).

Lands being: CBS 7058, CBS 7076, CBS 9347, MC00000028, MC00000030, MC00000069, MC00000070, ML 5519, ML 5520, ML 5535, ML
5536, ML 5543, ML 5551, S-97986, S-100748, S-
101660, S-101661, S-102737, S-102738, S-102739, S-106678, S-106771, S- 106772, S-106773, S- 110855, S-110856, S-111431, S-111432, S-111694, S-113993, S-113994

Proceeds has the same meaning as above.
					Infinite	Claude Resources Inc.
5. Canadian Imperial Bank of Commerce, as administrative Agent Canadian Imperial Bank of Commerce	June 25, 2015	1218300 1411494 1536859	All of the present and after-acquired personal property of the Debtor and an uncrystallized floating charge on land.		15	SSR Mining Inc.

Seabee Gold Project – Mineral Dispositions
1.Recorded Interests

(a)a notice of royalty interest and net smelter returns royalty agreement granted by Claude Resources in favour of 8248567 Canada Limited (now secured by Osisko Gold Royalties Ltd.) dated March 20, 2014; and

(b)a notice of security interest and debenture granted by Claude Resources in favour of 8248567 Canada Limited (now secured by Osisko Gold Royalties Ltd.) dated March 20, 2014,

which were filed against the following mineral dispositions in the Disposition Files:

CBS 7058	CBS 7076	CBS 9347	MC00000028
MC00000030	MC00000069	MC00000070	ML 5519
ML 5520	ML 5535	ML 5536	ML5543
ML 5551	S-97986	S-100748	S-101660
S-101661	S-102737	S-102738	S-102739
S-106678	S-106771	S-106772	S-106773
S-110855	S-118056	S-111431	S-111432
S-111694	S-113993	S-113994

2.Unrecorded Interests

(c)royalty agreement in favour of Red Mile No. 11 Limited Partnership in respect of the mineral dispositions ML 5519, ML 5520, S-102737, S-102738, S-102739, CBS 7058, CBS 7076, S-97986, S-101660, S-101661, S-101748, S-110856 (a
restaking of S-101689) and CBS 9347;

(d)net smelter returns royalty agreement in favour of Ryan Kalt in respect of mineral dispositions MC0003571, MC00003573, MC00003716, MC00003717 MC00003518, MC00003532, MC00003631, MC00003593 and MC00003594, dated March 4,
2016; and

(e)net smelter returns royalty agreement in favour of Strategic Staking & Exploration Inc. in respect of mineral dispositions MC0003571, MC00003573, MC00003716, MC00003717, MC00003518, MC00003532, MC00003631, MC00003593 and
MC00003594 dated March 4, 2016.

SCHEDULE 3.1(11) PENSION PLANS

Silver Standard Resources Inc.

Type of Benefit	Provider/Administrator
Extended Health Group Benefit Plan (Group Policy Nos. 164327 and 164328)
•Basic Life Insurance
•AD&D •Long Term Disability	The Great West Life Assurance Company
•Health Care (prescription, paramedical, hospital)
•Vision
•Dental
Employee Assistance Program	FSEAP
Group Registered Retirement Savings Plan (Group Annuity Policy 62724-G)	Sun Life Assurance Company of Canada
Employee Share Purchase Plan	Solium

Marigold Mining Company

Type of Benefit	Provider/Administrator
Life Insurance	Assurant Employee Benefits (Union Security Insurance Company)
Long Term Disability Insurance	Assurant Employee Benefits (Union Security Insurance Company)
Short Term Disability Insurance	Assurant Employee Benefits (Union Security Insurance Company)
Health and Welfare (hospital, doctors’ visits, prescription, paramedical)	Cigna Health and Life Insurance Co.
Flexible Spending Account	Wageworks
401(k) Retirement & Savings Plan	The Standard (Standard Retirement Services, Inc.)
Employee Assistance Program	Mines & Associates
Employee Share Purchase Plan	Solium

Mina Pirquitas, LLC

Type of Benefit	Provider/Administrator
Life Insurance Disability Insurance	Allianz Argentina Compañía de Seguros S.A.
Employee Share Purchase Plan	Solium

SGO Mining Inc.

Type of Benefit	Provider/Administrator
Extended Health Group Benefit Plan (Group Policy Nos. 93772- 001 and 93772-002)
•Basic Life Insurance
•AD&D
•Long Term Disability
•Short Term Disability (weekly indemnity)
•Health Care (prescription, paramedical, hospital)
•Optional life insurance, dependent life insurance, AD&D (employee paid)
•Vision
•Dental
Saskatchewan Blue Cross
Employee Assistance Program	Penney Murphy & Associates
Group Retirement Savings Plan No. 11821 (employee contribution only)	RBC
Employee Share Purchase Plan	Solium

SCHEDULE 3.1(16) ENVIRONMENTAL MATTERS

1.In December 1998, an environmental impact report (“EIR”) was completed in respect of the Pirquitas mine for Sunshine Argentina, Inc. (now known as Mina Pirquitas, LLC) (“Sunshine Argentina”). The EIR contained a description and evaluation of environmental conditions that existed at the time, as well as foreseeable potential effects that development of the Pirquitas mine could have on the surrounding environment. The discussion below is either paraphrased or taken directly from the EIR.

Remnants of historic mining activities at the Pirquitas mine included derelict buildings, mine structures as well as tin-silver jig tailings and tin placer tailings along the Río Pircas. Flotation tailings had been discharged into the Río Pircas and scattered piles of gold placer tailings were left about 150 metres above the current level of the Río Pircas on paleo-river terraces to the south of the central mine camp. These areas comprise some 107 hectares of surface disturbance that existed prior to Sunshine Argentina’s acquisition of the Pirquitas property, some of which are now associated with acid rock drainage into the Pircas River watershed.
Surface and ground waters are known to be acidic and metalliferous down gradient from the historic mines above the Río Pircas canyon at Tres Placas, which is located approximately 1.5 kilometres downstream from the Pirquitas mine open pit. In addition, acidic and metalliferous ground water is present in the abandoned underground workings and in some natural springs in the area, suggesting that natural oxidation of sulphide mineralization which is widespread in the rocks found on the property is also contributing to background surface water contamination.
Upon its acquisition of the Pirquitas mine, Sunshine Argentina noted that documents in the bankruptcy auction files did not mention environmental liabilities against the property, but did mention that Sunshine Argentina was “grandfathered” against environmental liabilities related to historic mining activities. Furthermore, the only condition the Argentina Ministry of Mines and Energy applied to its approval of Sunshine Argentina’s EIR, apart from the mandatory two-year update to the report, was the requirement that water quality monitoring be carried out.
In 2008, a second EIR was completed following start-up of mining activities and initiation of plant construction at the Pirquitas mine. While there were no observations or restrictions placed at that time, this study began a focus on the water management plan and on conceptual plans for mine waste stockpiles. A conceptual water treatment plant for neutralization of acid waters was anticipated with a treatment capacity estimated to be as much as 150 litres per second.
A party wishing to commence or modify any exploration or mining-related activity under Argentina’s mining laws, including property abandonment or mine closure activity, must prepare and submit an environmental impact assessment (“EIA”), which must include a description of the nature of the proposed work, its potential risk to the environment and the measures that will be taken to mitigate that risk. The most recent update to the EIA for the Pirquitas mining operation included engineering studies for the design of water management structures and mine closure design. Such EIA update was approved in December 2014 and is valid for a period of two years.
Argentina currently has no specific mine closure legislation or requirements. However, it is expected that closure options will eventually have to be proposed that may include passive or active neutralization features to return water to baseline conditions (acidic at the time of baseline studies) with some monitoring requirements.
2.The Borrower’s mining, exploration and development activities are subject to various federal, provincial, state and municipal laws and regulations relating to the protection of the environment, including requirements for closure and reclamation of mining properties. The Borrower has certain reclamation obligations at certain mineral properties, including the Pirquitas and Chinchillas Projects in Argentina, the Marigold mine in Nevada, U.S.A., and the Seabee Project located in the Province of Saskatchewan, Canada. As at December 31, 2020:

a.The present value of the current closure and reclamation cost estimate, to be spent over a number of years, at the Pirquitas and Chinchillas Projects collectively is approximately $20.7 million.

b.At the Marigold mine, the Borrower engages in concurrent reclamation practices and is bonded for all permitted features, as part of the State of Nevada permitting process. Current bonding requirements are based on third party cost estimates to reclaim all permitted features at the Marigold mine, with the exception of a few features permitted as permanent, post-mining features. The Bureau of Land Management (“BLM”) and the State of Nevada both review and approve the bond estimate, and the BLM holds the financial instruments providing the bond backing. As at December 31, 2020, the Marigold mine has reclamation requirements totalling approximately$54.6 million.

c.At the Seabee Project, the Borrower has an approved closure plan and financial assurance held by the Province of Saskatchewan. The closure plan addresses all final reclamation requirements as well as the longer-term post-reclamation monitoring and maintenance phase. As required by the Borrower’s environmental permits, the closure plan is periodically updated. As at December 31, 2020, the Seabee Project had reclamation requirements totaling approximately $5.7 million.

SCHEDULE 3.1(17) EMPLOYEE MATTERS

The employees of Mina Pirquitas, LLC Sucursal Argentina (the Argentinian branch of Mina Pirquitas, LLC) are subject to a collective bargaining agreement.

SCHEDULE 3.1(21) BANK ACCOUNTS

SSRM Guarantor Subsidiary	Name of Depository	Address	Phone	Account Type	Transitory Account (Y/N)	Account Number
SSR Mining Inc.		Commerce Place,
	CIBC	400 Burrard St. Vancouver, BC	888-488-0174	Restricted Cash	N	CAD 00045-2223377
V6C 3A6
Commerce Place,
	CIBC	400 Burrard St. Vancouver, BC	604-665-1816	Bank	N	CAD 67-90313 USD 03-97717
V6C 3A6
	Raymond James	2100 – 925 West Georgia St. Vancouver, BC V6C 3L2	604-659-8090	Bank	N	CAD 1GA3G0A0 USD 1GA3G0B0 USD 1GA3GVB0
Scotia Capital
	Scotiabank	1800 – 650 West Georgia St. Vancouver, BC	604-630-4011	Bank	N	CAD/USD 800-49455
V6V 4N9
	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank	N	CAD 030200022810 USD 030201390414 CAD/USD 7161037 Standby L/C USD
510 Burrard St.
	Scotiabank	Suite 4000 Vancouver, BC	604-718-1500	Deposit Box	N	1455
V6C 3A8
510 Burrard St.
	Scotiabank	Suite 4000 Vancouver, BC	604-718-1500	TD Notice pl	N	USD 78605416
V6C 3A8
	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank (Operating Acc.)	N	USD 959680105511 CAD 959680063118 CAD 959680075019
		595 Burrard St., PO BOX		Bank
	Scotiabank	48700 Bentall Centre,	1-437 828 4576	(Revenue	N	USD 030200786519
SGO Mining		Vancouver, BC V7X 1V6		Acc.)
Inc.
Suite 700 – 409 Granville St.
	Scotiabank	Vancouver, BC	1-888-855-1234	TD Notice pl	N	USD 78605719
V6C 1T2
	Raymond James	2100 – 925 West Georgia St. Vancouver, BC V6C 3L2	604-659-8090	Bank	N	USD 2Y6-310B/VB CAD 2Y6-3140A/VA
Silver Standard Canada Holdings Ltd.	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank	N	USD 03020 14204 10
Silver Standard Marigold Inc.	Scotiabank Houston	711 Louisiana Street Suite 1400 Houston, TX 77002	713-752-0900	Bank	Y	USD 1011235

SSRM Guarantor Subsidiary	Name of Depository	Address	Phone	Account Type	Transitory Account (Y/N)	Account Number
Silver Standard US Holdings Inc.	Scotiabank Houston	711 Louisiana Street Suite 1400 Houston, TX 77002	713-752-0900	Bank	Y	USD 1011332
	Wells Fargo	420 Montgomery San Francisco, CA 94104	206-292-3210	Bank	Y	USD 4943610212
Silver Standard CDA Finance	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank	N	USD 03020 07857 17
Intertrade Metals Limited Partnership	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank	N	USD 03020 13040 11
	Raymond James	2100 – 925 West Georgia St. Vancouver, BC V6C 3L2	604-659-8090	Bank	N	USD 1H4BB0B0 CAD 1H4BB0A0
Premier Mining	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank	N	USD 03020 13042 16
Marigold Mining Company	Wells Fargo	420 Montgomery San Francisco, CA 94104	206-292-3210	Bank	N	USD 4023916836
	Wells Fargo	420 Montgomery San Francisco, CA 94104	206-292-3210	Bank	N	USD 4121986541
	Wells Fargo	420 Montgomery San Francisco, CA 94104	206-292-3210	Bank	N	USD 4121986558
	Wells Fargo	420 Montgomery San Francisco, CA 94104	206-292-3210	Bank	N	USD 1BA60648
0694758 B.C. Ltd	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437 828 4576	Bank	N	USD 03020 38546 12
Puna Operations Inc.	Scotiabank	595 Burrard St., PO BOX 48700 Bentall Centre, Vancouver, BC V7X 1V6	1-437-828-4576	Bank	N	USD 03020 14671 15

SCHEDULE 3.1(26) MARIGOLD PROJECT REAL PROPERTY
Owned Real Property
Fee ownership in the following surface lands:
1.Approximately 161.33 acres within the SE1/4 § 22, T.34N., R.43E. and identified as Humboldt County Assessor’s parcel number 007-401-25 for 2013-14 and 3443-22-400-001 for 2014-15.

2.Approximately 640 acres within § 9, T.33N., R.43E. and identified as Humboldt County Assessor’s parcel number 007-461-09 for 2013-14 and 3443-09-100-001 for 2014-15 (surface only).1

3.Approximately 640 acres within § 17, T.33N., R.43E. and identified as Humboldt County Assessor's parcel number 007-461-14 for 2013-14 and 3443-17-100-001 for 2014-15 (surface only).2

4.Approximately 41.15 acres within Lot 12 § 33, T.34N., R.43E. and identified as Humboldt County Assessor’s parcel number 007-404-06 for 2013-14 and 3443-33-400-003 for 2014-15.

In addition to fee ownership in such surface lands described above, Marigold Mining Company has obtained the properties described below:
5.The following property was obtained by Marigold Mining Company pursuant to a Grant, Bargain and Sale Deed (with reservation of royalty), dated August 25, 2014, from Newmont USA Limited (“Newmont”):

d.Parcel One: the N1/2 of § 21, T.33N., R.43E. M.D.B.&M, containing 311.45 acres more or less; and

e.Parcel Two: the W1/2SW1/4, SW1/4NW1/4, W1/2NW1/4NW1/4 and the W1/2E1/2NW1/4NW1/4 of § 29, T.33N., R.43E., M.D.B.&M (excluding any portion on which an existing open pit is situated as of August 25, 2014), containing 129.36 acres more or less.

6.The following property was obtained by Marigold Mining Company pursuant to certain Grant, Bargain and Sale Deeds, dated September 24, 2014, between Arizona West Coast Corporation, a Nevada corporation (Grantor) to Marigold Mining Company, a Nevada corporation (Grantee), recorded October 1, 2014 (at Document Nos. 2014-03192, 2014-03193, 2014-03194, 2014-03195, 2014-03196 and 2014-03197, each in Humboldt County, NV):

f.Approximately 10.00 acres within § 33, T.34N., R.43E., M.D.B.&M. and identified as Lot 1 of that certain Parcel Map for L Bar Nevada, LLC recorded in the Office of the Humboldt County Recorder on November 7, 2008 under File No. 2008-9356, and further identified as Humboldt County Assessor’s parcel number 007-404-13 for 2013-14 and 3443-33-200- 006 for 2014-15;

1 Minerals are leased under the SFP Minerals Lease.
2 Minerals are leased under the SFP Minerals Lease.

g.Approximately 10.00 acres within § 33, T.34N., R.43E., M.D.B.&M. and identified as Lot 2 of that certain Parcel Map for L Bar Nevada, LLC recorded in the Office of the Humboldt County Recorder on November 7, 2008 under File No. 2008-9356, and further identified as Humboldt County Assessor’s parcel number 007-404-12 for 2013-14 and 3443-33-200- 005 for 2014-15;

h.Approximately 10.00 acres within § 33, T.34N., R.43E., M.D.B.&M. and identified as Lot 3 of that certain Parcel Map for L Bar Nevada, LLC recorded in the Office of the Humboldt County Recorder on November 7, 2008 under File No. 2008-9356, and further identified as Humboldt County Assessor’s parcel number 007-404-11 for 2013-14 and 3443-33-200- 004 for 2014-15;

i.Approximately 10.00 acres within § 33, T.34N., R.43E., M.D.B.&M. and identified as Lot 4 of that certain Parcel Map for L Bar Nevada, LLC recorded in the Office of the Humboldt County Recorder on November 7, 2008 under File No. 2008-9356, and further identified as Humboldt County Assessor’s parcel number 007-404-10 for 2013-14 and 3443-33-200- 003 for 2014-15;

j.Approximately 41.15 acres within § 33, T.34N., R.43E., M.D.B.&M. and identified as Lot 15 of that certain Division into Larger Parcels Map for L Bar Nevada, LLC recorded in the Office of the Humboldt County Recorder on May 26, 2006 under File No. 2006-3372, and further identified as Humboldt County Assessor’s parcel number 007-404-09 for 2013-14 and 3443-33-200-008 for 2014-15; and

k.Approximately 40.00 acres within § 33, T.34N., R.43E., M.D.B.&M. and identified as Lot 11 of that certain Division into Larger Parcels Map for L Bar Nevada, LLC recorded in the Office of the Humboldt County Recorder on May 26, 2006 under File No. 2006-3372, and further identified as Humboldt County Assessor’s parcel number 007-404-05 for 2013-14 and 3443-33-300-004 for 2014-15.

7.The following property was obtained by Marigold Mining Company pursuant to a Grant, Bargain and Sale Deed, executed effective September 24, 2015, from Newmont, a Delaware corporation (Grantor), to Marigold Mining Company, a Nevada corporation (Grantee), recorded October 8, 2015 (at Document No. 2015-03351 in Humboldt County, NV):

l.The S2 of § 21, T.33N., R.43E., M.D.B.&M. containing approximately 308.73 acres more or less and referred to as Assessor’s Parcel Number is 3343-21-100-002, a parcel map of which has been recorded on June 16, 2014, file number 2014-1838;

m.The E2, E2W2, E2E2NW4NW4 of § 29, T.33N., R.43E., M.D.B.&M. containing approximately 504.34 acres more or less and referred to as Assessor’s Parcel Number is 3343-29-100-001, a parcel map of which has been recorded on June 16, 2014, file number 2014-1838;

n.All of § 5, T.32N., R.43E., M.D.B.&M. containing approximately 686.8 acres more or less and referred to as Assessor’s Parcel Number 3243-05-100-001; and

o.All of § 1, T.32N., R.42E., M.D.B.&M. containing approximately 628.6 acres more or less and referred to as Assessor’s Parcel Number 3242-01-100-001.

8.The following property was obtained by Marigold Mining Company pursuant to a Grant, Bargain and Sale Deed, executed as of June 7, 2018, from Doby George, LLC, a Nevada limited liability company (Grantor), to Marigold Mining Company, a Nevada corporation (Grantee), recorded June 13, 2018 (at Document No. 2018-03641 in Humboldt County, NV):

p.The SW¼SE¼ of § 16, T.33N., R.43E., M.D.B.&M. containing approximately 40.0 acres more or less and referred to as Assessor’s Parcel Number 007-0461-39; and

q.The E½NW¼ of § 30, T.33N., R.43E., M.D.B.&M. containing approximately 80.0 acres more or less and referred to as Assessor’s Parcel Number 007-0461-41.

9.The following property was obtained by Marigold Mining Company pursuant to a Special Warranty Deed, executed effective as of January 30, 2019, from Western Exploration LLC, a Nevada limited liability company (Grantor), to Marigold Mining Company, a Nevada corporation (Grantee), recorded January 30, 2019 (at Document No. 2019-00492 in Humboldt County, NV):

r.The NE¼NE¼ of § 12, T.32N., R.42E., M.D.B.&M. containing approximately 40.0 acres more or less and referred to as Assessor’s Parcel Number 07-0481-13; and

s.The E½SW¼; SW¼SE¼; SE¼NW¼ of § 6, T.32N., R.43E., M.D.B.&M. containing approximately 160.0 acres more or less and referred to as Assessor’s Parcel Number 07- 0491-02.

10.The following property was obtained by Marigold Mining Company pursuant to a Grant, Bargain and Sale Deed, executed as of June 3, 2019, from Newmont, a Delaware corporation (Grantor), to Marigold Mining Company, a Nevada corporation (Grantee), recorded June 6, 2019 (at Document No. 2019-02789 in Humboldt County, NV and Document #: 290377 in Lander County, NV):

t.All of § 7, T.32N., R.43E., M.D.B.&M containing approximately 640.0 acres more or less and referred to as Assessor’s Parcel Number 07049107;

u.All of § 9, T.32N., R.43E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 07049109;

v.All of § 17, T.32N., R.43E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 07049114 (containing approximately 480.0 acres more or less in Humboldt County, NV) and Assessor’s Parcel Number 01021002 (containing approximately 160.0 acres more or less in Lander County, NV);

w.The E2, N2NW4, E2SW4, SE4NW4 of § 19, T.32N., R.43E., M.D.B.&M referred to as
Assessor’s Parcel Number 01023003;

x.The W2SW4SW4 of § 19, T.32N., R.43E., M.D.B.&M referred to as Assessor’s Parcel Number 01023001;

y.All of § 21, T.32N., R.43E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 01021006;

z.All of § 29, T.32N., R.43E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 01021012;

aa.All of § 11, T.32N., R.42E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 07048111;

ab.All of § 13, T.32N., R.42E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 07048119 (containing approximately 480 acres in Humboldt County, NV) and Assessor’s Parcel Number 01020004 (containing approximately 160 acres in Lander County, NV);

ac.All of § 15, T.32N., R.42E., M.D.B.&M containing approximately 640.0 acres more or less referred to as Assessor’s Parcel Number 07048117 (containing approximately 480 acres in Humboldt County, NV) and Assessor’s Parcel Number 01020002 (containing approximately 160 acres in Lander County, NV);

ad.The S½, NE¼, E½NW¼, NW¼NW¼ of § 25, T.32N., R.42E., M.D.B.&M containing approximately 36.26 acres more or less identified as Lot 1 and referred to as Assessor’s Parcel Number 01020010; and

ae.Newmont’s right, title and interest in that certain mineral property located in Lander County, Nevada and described as follows: All of § 3, T.31N., R.42E., M.D.B.&M containing approximately 640.0 acres more or less.

11.The W2, NW4NE4 of § 33, T.32N., R.42E., M.D.B.&M containing approximately 360.0 acres more or less referred to as Assessor’s Parcel Number 01020012 was obtained by Marigold Mining Company pursuant to a Quitclaim Deed made effective June 3, 2019 between Newmont, a Delaware corporation (Grantor), and Marigold Mining Company, a Nevada corporation (Grantee), recorded June 6, 2019 (at Document No. 2019-02798 in Humboldt County, NV and Document #: 290387 in Lander County, NV) and a Quitclaim Deed and Assignment and Assumption of Venture Participating Interest made effective as of June 26, 2019 by and between Fairmile Gold Mining Inc., a Nevada corporation (Grantor) and Marigold Mining Company, a Nevada corporation (Grantee), recorded July 2, 2019 (at Document No. 2019-03139 in Humboldt County, NV and Document #: 290633 in Lander County, NV).

12.Lot 3 lying within § 33, T.32N., R.42E. containing approximately 46.26 acres more or less referred to as Assessor’s Parcel Number 07-0403-03 was obtained by Marigold Mining Company pursuant to a Grant, Bargain, Sale Deed made effective April 14, 2020 between Russel D. McMullen (Grantor) and Marigold Mining Company (Grantee), recorded April 14, 2020 (at Document No. 2020-01412 in Humboldt County, NV).

Owned Unpatented Mining Claims
The holder of record title to the following 788 unpatented mining claims:

BLM Serial Number	Claim Name
NMC371561	APRI # 1
NMC371562	APRI # 2
NMC371563	APRI # 3
NMC371564	APRI # 4
NMC371565	APRI # 5
NMC371566	APRI # 6
NMC371567	APRI # 7
NMC371568	APRI # 8

BLM Serial Number	Claim Name
NMC371569	APRI # 9
NMC371570	APRI # 10
NMC371571	APRI # 11
NMC371572	APRI # 12
NMC371573	APRI # 13
NMC519580	APRI # 14
NMC552229	APRI # 15
NMC361136	VAL #237
NMC361137	VAL #238
NMC361138	VAL #239
NMC361139	VAL #240
NMC361140	VAL #241
NMC361141	VAL #242
NMC361142	VAL #243
NMC361143	VAL #244
NMC361144	VAL #245
NMC361145	VAL #246
NMC361146	VAL #247
NMC361147	VAL #248
NMC361148	VAL #249
NMC361149	VAL #250
NMC361150	VAL #251
NMC361151	VAL #252
NMC361152	VAL #253
NMC361153	VAL #254
NMC361154	VAL #255
NMC361155	VAL #256
NMC361156	VAL #257
NMC361157	VAL #258
NMC361158	VAL #259
NMC361159	VAL #260
NMC361160	VAL #261
NMC361161	VAL #262
NMC600391	VAL #1013
NMC600392	VAL #1014
NMC600393	VAL #1015
NMC600394	VAL #1016
NMC600395	VAL #1017
NMC600396	VAL #1018
NMC600397	VAL #1019
NMC600398	VAL #1020
NMC600399	VAL #1021
NMC600400	VAL #1022
NMC600401	VAL #1023

NMC600402	VAL #1024
NMC371574	TYLER # 1
NMC371575	TYLER # 2
NMC371576	TYLER # 3

BLM Serial Number	Claim Name
NMC371577	TYLER # 4
NMC371578	TYLER # 5
NMC371579	TYLER # 6
NMC371580	TYLER # 7
NMC371581	TYLER # 8
NMC371582	TYLER # 9
NMC371583	TYLER # 10
NMC371584	TYLER # 11
NMC371585	TYLER # 12
NMC371586	TYLER # 13
NMC371587	TYLER # 14
NMC371588	TYLER # 15
NMC371589	TYLER # 16
NMC371590	TYLER # 17
NMC371591	TYLER # 18
NMC371592	TYLER # 19
NMC371593	TYLER # 20
NMC371594	TYLER # 21
NMC371595	TYLER # 22
NMC371596	TYLER # 23
NMC371597	TYLER # 24
NMC371598	TYLER # 25
NMC371599	TYLER # 26
NMC371600	TYLER # 27
NMC371601	TYLER # 28
NMC371602	TYLER # 29
NMC371603	TYLER # 30
NMC371604	TYLER # 31
NMC371605	TYLER # 32
NMC371606	TYLER # 33
NMC371607	TYLER # 34
NMC371608	TYLER # 35
NMC371609	TYLER # 36
NMC454876	REMARY #237
NMC454877	REMARY #238
NMC454878	REMARY #239
NMC454879	REMARY #240
NMC454880	REMARY #241
NMC454881	REMARY #242
NMC454882	REMARY #243

NMC454883	REMARY #244
NMC454884	REMARY #245
NMC454885	REMARY #246
NMC454886	REMARY #247
NMC454887	REMARY #248
NMC454888	REMARY #249
NMC454889	REMARY #250
NMC454890	REMARY #251

BLM Serial Number	Claim Name
NMC454891	REMARY #252
NMC454892	REMARY #253
NMC454893	REMARY #254
NMC454894	REMARY #255
NMC454895	REMARY #256
NMC454896	REMARY #257
NMC454897	REMARY #258
NMC454898	REMARY #259
NMC454899	REMARY #260
NMC454900	REMARY #261
NMC454901	REMARY #262
NMC454902	REMARY #263
NMC454903	REMARY #264
NMC454904	REMARY #265
NMC454905	REMARY #266
NMC454906	REMARY #267
NMC454907	REMARY #268
NMC454908	REMARY #269
NMC454909	REMARY #270
NMC454910	REMARY #271
NMC454911	REMARY #272
NMC552228	REMARY FRACTION
NMC359040	MARY # 73
NMC359041	MARY # 74
NMC359042	MARY # 75
NMC359043	MARY # 76
NMC359044	MARY # 77
NMC359045	MARY # 78
NMC359046	MARY # 79
NMC359047	MARY # 80
NMC359048	MARY # 81
NMC359049	MARY # 82
NMC359050	MARY # 83
NMC359051	MARY # 84
NMC359052	MARY # 85
NMC359053	MARY # 86

NMC359054	MARY # 87
NMC359055	MARY # 88
NMC359056	MARY # 89
NMC359057	MARY # 90
NMC400277	HS #123
NMC400278	HS #124
NMC400279	HS #125
NMC400280	HS #126
NMC400281	HS #127
NMC400282	HS #128
NMC400283	HS #129
NMC400284	HS #130

BLM Serial Number	Claim Name
NMC400285	HS #131
NMC400286	HS #132
NMC400287	HS #133
NMC400288	HS #134
NMC400289	HS #134A
NMC358968	MARY# 1
NMC358969	MARY# 2
NMC358970	MARY# 3
NMC358971	MARY# 4
NMC358972	MARY# 5
NMC358973	MARY# 6
NMC358974	MARY# 7
NMC358975	MARY# 8
NMC358976	MARY# 9
NMC358977	MARY # 10
NMC358978	MARY # 11
NMC358979	MARY # 12
NMC358980	MARY # 13
NMC358981	MARY # 14
NMC358982	MARY # 15
NMC358983	MARY # 16
NMC358984	MARY # 17
NMC358985	MARY # 18
NMC358986	MARY # 19
NMC358987	MARY # 20
NMC358988	MARY # 21
NMC358889	MARY # 22
NMC358990	MARY # 23
NMC358991	MARY # 24
NMC358992	MARY # 25
NMC358993	MARY # 26
NMC358994	MARY # 27

NMC358995	MARY # 28
NMC358996	MARY # 29
NMC358997	MARY # 30
NMC358998	MARY # 31
NMC358999	MARY # 32
NMC359000	MARY # 33
NMC359001	MARY # 34
NMC359002	MARY # 35
NMC359003	MARY # 36
NMC371610	BONZ # 1
NMC371612	BONZ # 3
NMC371614	BONZ # 5
NMC371616	BONZ # 7
NMC371618	BONZ # 9
NMC371619	BONZ # 10
NMC371620	BONZ # 11

BLM Serial Number	Claim Name
NMC371621	BONZ # 12
NMC371622	BONZ # 13
NMC371623	BONZ # 14
NMC371624	BONZ # 15
NMC371625	BONZ # 16
NMC371626	BONZ # 17
NMC371627	BONZ # 18
NMC371630	BONZ # 21
NMC371631	BONZ # 22
NMC371632	BONZ # 23
NMC371633	BONZ # 24
NMC371634	BONZ # 25
NMC371635	BONZ # 26
NMC371636	BONZ # 27
NMC371637	BONZ # 28
NMC371638	BONZ # 29
NMC371639	BONZ # 30
NMC451485	BONZ # 33
NMC451486	BONZ # 34
NMC451487	BONZ # 35
NMC451488	BONZ # 36
NMC487422	REBONZ # 2
NMC487423	REBONZ # 4
NMC487424	REBONZ # 6
NMC487425	REBONZ # 8
NMC487426	REBONZ # 19
NMC487427	REBONZ # 20
NMC487428	REBONZ # 31

NMC524363	REBONZ # 32
NMC1112641	GINGER #1
NMC1112642	GINGER #2
NMC1112643	GINGER #3
NMC1112644	GINGER #4
NMC1112645	GINGER #5
NMC1112646	GINGER #6
NMC1112647	GINGER #7
NMC1112648	GINGER #8
NMC1112649	GINGER #9
NMC1112650	GINGER #10
NMC1112651	GINGER #11
NMC1112652	GINGER #12
NMC1112653	GINGER #13
NMC1112654	GINGER #14
NMC1112655	GINGER #15
NMC1112656	GINGER #16
NMC1112657	GINGER #17
NMC1112658	GINGER #18
NMC1112659	GINGER #19

BLM Serial Number	Claim Name
NMC1112660	GINGER #20
NMC1112661	GINGER #21
NMC1112662	GINGER #22
NMC1112663	GINGER #23
NMC1112664	GINGER #24
NMC1112665	GINGER #25
NMC1112666	GINGER #26
NMC1112667	GINGER #27
NMC1112668	GINGER #28
NMC1112669	GINGER #29
NMC1112670	GINGER #30
NMC1112671	GINGER #31
NMC1112672	GINGER #32
NMC1112673	GINGER #33
NMC1112674	GINGER #34
NMC1112675	GINGER #35
NMC1112676	GINGER #36
NMC1112677	GINGER #37
NMC1112678	GINGER #38
NMC1112679	GINGER #39
NMC1112680	GINGER #40
NMC1112681	GINGER #41
NMC1112682	GINGER #42
NMC1112683	GINGER #43

NMC1112684	GINGER #44
NMC1112685	GINGER #45
NMC1112686	GINGER #46
NMC362237	LCL # 1
NMC362238	LCL # 2
NMC362239	LCL # 3
NMC362240	LCL # 4
NMC362241	LCL # 5
NMC362242	LCL # 6
NMC362243	LCL # 7
NMC362244	LCL # 8
NMC362245	LCL # 9
NMC362246	LCL #10
NMC362247	LCL #11
NMC362248	LCL #12
NMC362249	LCL #13
NMC362250	LCL #14
NMC362251	LCL #15
NMC362252	LCL #16
NMC362253	LCL #17
NMC362254	LCL #18
NMC362255	LCL #19
NMC362256	LCL #20
NMC362257	LCL #21

BLM Serial Number	Claim Name
NMC362258	LCL #22
NMC362259	LCL #23
NMC362260	LCL #24
NMC362261	LCL #25
NMC362262	LCL #26
NMC362263	LCL #27
NMC362264	LCL #28
NMC362265	LCL #29
NMC362266	LCL #30
NMC362267	LCL #31
NMC362268	LCL #32
NMC362269	LCL #33
NMC362270	LCL #34
NMC362271	LCL #35
NMC362272	LCL #36
NMC684371	EJM 1
NMC684372	EJM 2
NMC684373	EJM 3
NMC684374	EJM 4
NMC684375	EJM 5

NMC684376	EJM 6
NMC684377	EJM 7
NMC684378	EJM 8
NMC684379	EJM 9
NMC684380	EJM 10
NMC684381	EJM 11
NMC684382	EJM 12
NMC408889	AP # 1
NMC408890	AP # 2
NMC408891	AP # 3
NMC408892	AP # 4
NMC408893	AP # 5
NMC408894	AP # 6
NMC408895	AP # 7
NMC408896	AP # 8
NMC408897	AP # 9
NMC408898	AP # 10
NMC408899	AP # 11
NMC408900	AP # 12
NMC408901	AP # 13
NMC408902	AP # 14
NMC408903	AP # 15
NMC408904	AP # 16
NMC408905	AP # 17
NMC408906	AP # 18
NMC632168	AP 200
NMC632169	AP 201
NMC632170	AP 202

BLM Serial Number	Claim Name
NMC632172	AP 204
NMC632173	AP 205
NMC663238	AP 207
NMC670367	AP #9A
NMC670368	AP #10A
NMC689220	AP 1R
NMC689221	AP 3R
NMC689222	AP 202R
NMC689223	AP 204R
NMC689224	AP 205R
NMC454061	APTC # 1
NMC454062	APTC # 2
NMC454063	APTC # 3
NMC454064	APTC # 4
NMC454065	APTC # 5
NMC454066	APTC # 6

NMC454067	APTC # 7
NMC454068	APTC # 8
NMC454069	APTC # 9
NMC454070	APTC # 10
NMC454071	APTC # 11
NMC454072	APTC # 12
NMC454073	APTC # 13
NMC454074	APTC # 14
NMC454075	APTC # 15
NMC454076	APTC # 16
NMC454077	APTC # 17
NMC454078	APTC # 18
NMC454079	APTC # 19
NMC454080	APTC # 20
NMC454081	APTC # 21
NMC454082	APTC # 22
NMC454083	APTC # 23
NMC454084	APTC # 24
NMC454085	APTC # 25
NMC454086	APTC # 26
NMC454087	APTC # 27
NMC454088	APTC # 28
NMC454089	APTC # 29
NMC454090	APTC # 30
NMC454091	APTC # 31
NMC454092	APTC # 32
NMC454093	APTC # 33
NMC454094	APTC # 34
NMC454095	APTC # 35
NMC454096	APTC # 36
NMC918807	PEG 1
NMC918808	PEG 2

BLM Serial Number	Claim Name
NMC918809	PEG 3
NMC918810	PEG 4
NMC918811	PEG 5
NMC918812	PEG 6
NMC918813	PEG 7
NMC918814	PEG 8
NMC918815	PEG 9
NMC918816	PEG 10
NMC918817	PEG 11
NMC918818	PEG 12
NMC918819	PEG 13
NMC918820	PEG 14

NMC918821	PEG 15
NMC918822	PEG 16
NMC918823	PEG 17
NMC918824	PEG 18
NMC918825	PEG 19
NMC918826	PEG 20
NMC216402	TCL # 1
NMC216403	TCL # 2
NMC216404	TCL # 3
NMC216405	TCL # 4
NMC216406	TCL # 5
NMC216407	TCL # 6
NMC216408	TCL # 7
NMC216409	TCL # 8
NMC216410	TCL # 9
NMC216411	TCL # 10
NMC216412	TCL # 11
NMC216413	TCL # 12
NMC216414	TCL # 13
NMC216415	TCL # 14
NMC216416	TCL # 15
NMC216417	TCL # 16
NMC216418	TCL # 17
NMC216419	TCL # 18
NMC216420	TCL # 19
NMC216421	TCL # 20
NMC216422	TCL # 21
NMC216423	TCL # 22
NMC216424	TCL # 23
NMC216425	TCL # 24
NMC216426	TCL # 25
NMC216427	TCL # 26
NMC216428	TCL # 27
NMC216429	TCL # 28
NMC216430	TCL # 29
NMC216431	TCL # 30

BLM Serial Number	Claim Name
NMC216432	TCL # 31
NMC216433	TCL # 32
NMC216434	TCL # 33
NMC216435	TCL # 34
NMC643209	BARB # 1
NMC643210	BARB # 2
NMC643211	BARB # 3
NMC643212	BARB # 4

NMC408907	AP # 37
NMC408908	AP # 38
NMC408909	AP # 39
NMC408910	AP # 40
NMC408911	AP # 41
NMC408912	AP # 42
NMC408913	AP # 43
NMC408914	AP # 44
NMC408915	AP # 45
NMC408916	AP # 46
NMC408917	AP # 47
NMC408918	AP # 48
NMC408919	AP # 49
NMC408920	AP # 50
NMC408921	AP # 51
NMC408922	AP # 52
NMC408923	AP # 53
NMC408924	AP # 54
NMC933184	CALF 1
NMC933185	CALF 2
NMC933186	CALF 3
NMC933187	CALF 4
NMC933188	CALF 5
NMC933189	CALF 6
NMC933190	CALF 7
NMC933191	CALF 8
NMC933192	CALF 9
NMC933193	CALF 10
NMC933194	CALF 11
NMC933195	CALF 12
NMC933196	CALF 13
NMC933197	CALF 14
NMC933198	CALF 15
NMC933199	CALF 16
NMC933200	CALF 17
NMC933201	CALF 18
NMC952352	CALF 19
NMC952353	CALF 20
NMC952354	CALF 21
NMC952355	CALF 22

BLM Serial Number	Claim Name
NMC952356	CALF 23
NMC952357	CALF 24
NMC952358	CALF 25
NMC952359	CALF 26

NMC952360	CALF 27
NMC952361	CALF 28
NMC952362	CALF 29
NMC952363	CALF 30
NMC952364	CALF 31
NMC952365	CALF 32
NMC952366	CALF 33
NMC952367	CALF 34
NMC952368	CALF 35
NMC952369	CALF 36
NMC398105	FOR # 1
NMC398106	FOR # 2
NMC398107	FOR # 3
NMC398108	FOR # 4
NMC398109	FOR # 5
NMC398110	FOR # 6
NMC398111	FOR # 7
NMC398112	FOR # 8
NMC556959	RCL #173
NMC556960	RCL #174
NMC556961	RCL #175
NMC556962	RCL #176
NMC556963	RCL #177
NMC663239	FORTOO 1
NMC663240	FORTOO 2
NMC663241	FORTOO 3
NMC663242	FORTOO 4
NMC663243	FORTOO 5
NMC663244	FORTOO 6
NMC663245	FORTOO 7
NMC663248	FORTOO 10
NMC663249	FORTOO 11
NMC663250	FORTOO 12
NMC663251	FORTOO 13
NMC663252	FORTOO 14
NMC663253	FORTOO 15
NMC672352	FORTOO NO 16
NMC672353	FORTOO NO 17
NMC812860	FORTOO 18
NMC812861	FORTOO 19
NMC409749	KAREN # 4
NMC409750	KAREN # 6
NMC409751	KAREN # 8
NMC409752	KAREN # 10

BLM Serial Number	Claim Name

NMC479550	KAREN # 1
NMC479551	KAREN # 3
NMC479552	KAREN # 5
NMC479553	KAREN # 7
NMC479569	FOR # 9
NMC479570	FOR # 10
NMC479571	FOR # 11
NMC479572	FOR # 12
NMC409744	PEG #2
NMC409745	PEG#4
NMC409746	PEG#6
NMC409747	PEG#8
NMC409748	PEG#10
NMC479554	PEG#1
NMC479555	PEG#3
NMC479556	PEG#5
NMC479557	PEG#7
NMC479558	PEG#9
NMC639278	WP 1
NMC639279	WP 2
NMC639280	WP 3
NMC639281	WP 4
NMC639282	HGS #37
NMC639283	HGS #38
NMC639284	HGS #39
NMC639285	HGS #40
NMC639286	HGS #41
NMC639287	HGS #42
NMC639288	HGS #43
NMC639289	HGS #44
NMC639290	HGS #45
NMC639291	HGS #46
NMC639292	HGS #47
NMC639293	HGS #48
NMC639294	HGS #49
NMC639295	HGS #50
NMC639296	HGS #51
NMC639297	HGS #52
NMC639298	HGS #53
NMC639299	HGS #54
NMC639300	HGS #55
NMC639301	HGS #56
NMC639318	HGS #284
NMC639319	HGS #285
NMC639320	HGS #286

NMC639321	HGS #288
NMC639322	HGS #289
NMC639323	HGS #290

BLM Serial Number	Claim Name
NMC639324	HGS #292
NMC639325	HGS #293
NMC639326	HGS #294
NMC639327	HGS #296
NMC1001050	NP 1
NMC1001051	NP 2
NMC1001052	NP 3
NMC1001053	NP 4
NMC1001054	NP 5
NMC1001055	NP 6
NMC1001056	NP 7
NMC1001057	NP 8
NMC1001058	NP 9
NMC1001059	NP 10
NMC1001060	NP 11
NMC1001061	NP 12
NMC1001062	NP 13
NMC1001063	NP 14
NMC1001064	NP 15
NMC1001065	NP 16
NMC1001066	NP 17
NMC976967	FAIR 1
NMC976968	FAIR 2
NMC728801	FM 97
NMC728802	FM 98
NMC728803	FM 99
NMC728804	FM 100
NMC728805	FM 101
NMC728806	FM 102
NMC728807	FM 103
NMC728808	FM 104
NMC728809	FM 105
NMC728810	FM 106
NMC728811	FM 107
NMC728812	FM 108
NMC541227	PF # 19
NMC541228	PF # 20
NMC541229	PF # 21
NMC541230	PF # 22
NMC541231	PF # 23
NMC541232	PF # 24

NMC541233	PF # 25
NMC541234	PF # 26
NMC541235	PF # 27
NMC541236	PF # 28
NMC541237	PF # 29
NMC541238	PF # 30
NMC541239	PF # 31

BLM Serial Number	Claim Name
NMC541240	PF # 32
NMC541241	PF # 33
NMC541242	PF # 34
NMC541243	PF # 35
NMC541244	PF # 36
NMC541245	PF # 37
NMC541246	PF # 38
NMC541247	PF # 39
NMC541248	PF # 40
NMC541249	PF # 41
NMC541250	PF # 42
NMC541251	PF # 43
NMC541252	PF # 44
NMC541253	PF # 45
NMC541254	PF # 46
NMC541255	PF # 47
NMC415697	HGS # 305
NMC415698	HGS # 306
NMC415702	HGS # 310
NMC415703	HGS # 311
NMC541209	PF # 1
NMC541210	PF # 2
NMC541211	PF # 3
NMC541212	PF # 4
NMC541213	PF # 5
NMC541214	PF # 6
NMC541215	PF # 7
NMC541216	PF # 8
NMC541217	PF # 9
NMC541218	PF # 10
NMC541219	PF # 11
NMC541220	PF # 12
NMC541221	PF # 13
NMC541222	PF # 14
NMC541223	PF # 15
NMC541224	PF # 16
NMC541225	PF # 17

NMC541226	PF # 18
NMC639207	CAPE #1
NMC639208	CAPE #2
NMC639209	CAPE #3
NMC639210	CAPE #4
NMC639211	CAPE #5
NMC639212	CAPE #6
NMC639213	CAPE #7
NMC639214	CAPE #8
NMC639215	CAPE #9
NMC639216	CAPE #10

BLM Serial Number	Claim Name
NMC639217	CAPE #11
NMC639218	CAPE #12
NMC639219	CAPE #13
NMC639220	CAPE #14
NMC639221	CAPE #15
NMC639222	CAPE #16
NMC639223	CAPE #17
NMC639224	CAPE #18
NMC639225	CAPE #19
NMC639226	CAPE #20
NMC639227	CAPE #21
NMC639228	CAPE #22
NMC639229	CAPE #23
NMC639230	CAPE #24
NMC639231	CAPE #25
NMC639232	CAPE #26
NMC639233	CAPE #27
NMC639234	CAPE #28
NMC639235	CAPE #29
NMC639236	CAPE #30
NMC639237	CAPE #31
NMC639238	CAPE #32
NMC639239	CAPE #33
NMC639240	CAPE #34
NMC639241	CAPE #35
NMC639242	CAPE #36
NMC639243	CAPE #37
NMC639244	CAPE #38
NMC639245	CAPE #39
NMC639246	CAPE #40
NMC639247	CAPE #41
NMC639248	CAPE #42
NMC639249	CAPE #43

NMC639250	CAPE #44
NMC639251	CAPE #45
NMC639252	CAPE #46
NMC639253	CAPE #47
NMC639254	CAPE #48
NMC639255	CAPE #49
NMC639256	CAPE #50
NMC639257	CAPE #51
NMC639258	CAPE #52
NMC639259	CAPE #53
NMC639260	CAPE #54
NMC639261	CAPE #55
NMC639262	CAPE #56
NMC639263	CAPE #57
NMC639264	CAPE #58

BLM Serial Number	Claim Name
NMC639265	CAPE #59
NMC639266	CAPE #78
NMC639267	CAPE #79
NMC639268	CAPE #80
NMC639271	CAPE #83
NMC639272	CAPE #84
NMC639273	CAPE #85
NMC639274	CAPE #86
NMC639275	CAPE #87
NMC639276	CAPE #88
NMC639277	CAPE #89
NMC639365	MAG #47
NMC639366	MAG #48
NMC639367	MAG #49
NMC639368	MAG #50
NMC639369	MAG #51
NMC639370	MAG #52
NMC639371	MAG #53
NMC639372	MAG #54
NMC639373	MAG #55
NMC639374	MAG #56
NMC639375	MAG #57
NMC639376	MAG #58
NMC639377	MAG #59
NMC639378	MAG #60
NMC639379	MAG #61
NMC639380	MAG #62
NMC639381	MAG #63
NMC639382	MAG #64

NMC1192488	BERNAL 1
NMC1192489	BERNAL 2
NMC1192490	BERNAL 3
NMC1192491	BERNAL 4
NMC1192492	BERNAL 5
NMC1192493	BERNAL 6
NMC1192494	BERNAL 7
NMC1192495	BERNAL 8
NMC1192496	HATCHER 1
NMC1192497	HATCHER 2
NMC1192498	HATCHER 3
NMC1192499	KUHN 1
NMC1192500	KUHN 2
NMC1192501	KUHN 3
NMC1192502	KUHN 4
NMC1192503	KUHN 5
NMC1192504	KUHN 6
NMC1192505	KUHN 7
NMC1192506	KUHN 8

BLM Serial Number	Claim Name
NMC1192507	KUHN 9
NMC1192508	KUHN 10
NMC1192509	KUHN 11
NMC1192510	KUHN 12
NMC1192511	KUHN 13
NMC1192512	KUHN 14
NMC1192513	KUHN 15
NMC1192514	KUHN 16
NMC1192515	KUHN 17
NMC1192516	KUHN 18
NMC1192517	TBJ 8A
NMC1192518	TBJ 9A

Leased Unpatented Mining Claims
1.Decker Lease

The Decker Lease provides for the lease of the following 170 unpatented mining claims generally located in § 24, T.33N., R.42E. and §§ 6, 18, 19, 20 and 30, T.33N., R.43E., Humboldt County, Nevada (noting that the E1/2NW1/4 of § 30, T.33N., R.43E. is owned by Marigold Mining Company. See item 9(b) above under the heading “Owned Real Property”):
af.Red and Kit Unpatented Mining Claims (161 claims)

BLM Serial Number	Claim Name
NMC48409	RED # 21
NMC48410	RED # 22
NMC48411	RED # 23
NMC48412	RED # 24
NMC48415	RED # 27
NMC48416	RED # 28
NMC48417	RED # 29
NMC48418	RED # 30
NMC48419	RED # 31
NMC48420	RED # 32
NMC48421	RED # 33
NMC48422	RED # 34
NMC48423	RED # 35
NMC48424	RED # 36
NMC48425	RED # 37
NMC48426	RED # 38
NMC56187	RED # 39
NMC56188	RED # 40
NMC56189	RED # 41
NMC56190	RED # 42
NMC56191	RED # 43
NMC56192	RED # 44
NMC56193	RED # 45
NMC56194	RED # 46

BLM Serial Number	Claim Name
NMC56195	RED # 47
NMC56196	RED # 48
NMC56197	RED # 49
NMC56198	RED # 50
NMC56199	RED # 52
NMC56200	RED # 53
NMC56201	RED # 54
NMC56202	RED # 55
NMC56203	RED # 56
NMC56204	RED # 57
NMC56205	RED # 58
NMC56206	RED # 59
NMC56207	RED # 60
NMC56208	RED # 61
NMC56209	RED # 62
NMC56210	RED # 63
NMC56211	RED # 64
NMC56212	RED # 65
NMC56213	RED # 66
NMC56214	RED # 67
NMC56215	RED # 68
NMC56216	RED # 69
NMC271665	RED #201
NMC271666	RED #202
NMC271667	RED #203
NMC271668	RED #204
NMC271669	RED #205
NMC271670	RED #206
NMC271671	RED #207
NMC271672	RED #208
NMC271673	RED #209
NMC271674	RED #210
NMC271675	RED #211
NMC271676	RED #212
NMC271677	RED #213
NMC271678	RED #214
NMC271679	RED #215
NMC271680	RED #216
NMC271681	RED #217
NMC271682	RED #218
NMC271683	RED #219
NMC271684	RED #220
NMC271685	RED #221
NMC271686	RED #222

NMC271687	RED #223
NMC271688	RFD #224
NMC271689	RED #601
NMC271690	RED #602

BLM Serial Number	Claim Name
NMC271691	RED #603
NMC271692	RED #604
NMC271693	RED #605
NMC271694	RED #606
NMC271695	RED #607
NMC271696	RED #608
NMC271697	RED #609
NMC271698	RED #610
NMC271699	RED #611
NMC271700	RED #612
NMC271701	RED #613
NMC271702	RED #614
NMC271703	RED #615
NMC271704	RED #616
NMC271705	RED #617
NMC271706	RED #618
NMC271707	RED #619
NMC271708	RED #620
NMC271709	RED #621
NMC271710	RED #622
NMC271711	RED #623
NMC271712	RED #624
NMC271713	RED #625
NMC271714	RED #626
NMC271715	RED #627
NMC271716	RED #628
NMC365642	KIT # 1
NMC365643	KIT # 2
NMC365644	KIT # 3
NMC365645	KIT # 4
NMC365646	KIT # 5
NMC365647	KIT # 6
NMC365648	KIT # 7
NMC365649	KIT # 8
NMC365650	KIT # 9
NMC365651	KIT # 10
NMC365652	KIT # 11
NMC365653	KIT # 12
NMC365654	KIT # 13
NMC365655	KIT # 14

NMC365656	KIT # 15
NMC365657	KIT # 16
NMC365658	KIT # 17
NMC365659	KIT # 18
NMC365660	KIT # 19
NMC365661	KIT # 20
NMC365662	KIT # 21
NMC365663	KIT # 22

BLM Serial Number	Claim Name
NMC365664	KIT # 23
NMC365665	KIT # 24
NMC365666	KIT # 25
NMC365667	KIT # 26
NMC365668	KIT # 27
NMC365669	KIT # 28
NMC365670	KIT # 29
NMC365671	KIT # 30
NMC365672	KIT # 31
NMC365673	KIT # 32
NMC365674	KIT # 33
NMC365675	KIT # 34
NMC365676	KIT # 35
NMC365677	KIT # 36
NMC678030	RED 1801A
NMC678031	RED 1802A
NMC678032	RED 1803A
NMC678033	RED 1804A
NMC678034	RED 1805A
NMC678035	RED 1806A
NMC678036	RED 1807A
NMC678037	RED 1808A
NMC678038	RED 1809A
NMC678039	RED 1810A
NMC678040	RED 1811A
NMC678041	RED 1812A
NMC678042	RED 1813A
NMC678043	RED 1814A
NMC678044	RED 1815A
NMC678045	RED 1816A
NMC678046	RED 1817A
NMC678047	RED 1818A
NMC678055	RED 1826A
NMC678056	RED 1827A
NMC678057	RED 1828A
NMC678058	RED 1829A
NMC678059	RED 1830A
NMC678060	RED 1831A
NMC678061	RED 1832A
NMC678062	RED 1833A
NMC678063	RED 1834A

ag.Red #23A Unpatented Mining Claim

BLM Serial Number	Claim Name
NMC552226	RED # 23A

ah.Red #24A Unpatented Mining Claim

BLM Serial Number	Claim Name
NMC552227	RED # 24A

ai.Nured Unpatented Mining Claims (7 claims)

BLM Serial Number	Claim Name
NMC871541	NURED 1819
NMC871542	NURED 1820
NMC871543	NURED 1821
NMC871544	NURED 1822
NMC871545	NURED 1823
NMC871546	NURED 1824
NMC871547	NURED 1825

2.Vek and Andrus Lease

The Vek and Andrus Lease provides for the lease of the following 205 unpatented mining claims and unpatented millsite claims generally located in § 36, T.33N., R.42E.; § 6, T.32N., R.43E.; § 8, T.33N., R.43E.; and §§ 30 and 32, T.34N., R.44E., Humboldt County, Nevada:
aj.COT and VAL Unpatented Mining Claims (134 claims)

BLM Serial Number	Claim Name
NMC271972	COT # 1
NMC271973	COT # 2
NMC271974	COT # 3
NMC271975	COT # 4
NMC271976	COT # 5
NMC271977	COT # 6
NMC271978	COT # 7
NMC271979	COT # 8
NMC271980	COT # 9
NMC271981	COT # 10
NMC271982	COT # 11
NMC271983	COT # 12
NMC271984	COT # 13
NMC271985	COT # 14
NMC271986	COT # 15
NMC271987	COT # 16
NMC271988	COT # 17
NMC271989	COT # 18
NMC271990	COT # 19
NMC271991	COT # 20
NMC271992	COT # 21
NMC271993	COT # 22
NMC271994	COT # 23
NMC271995	COT # 24
NMC271996	COT # 25

BLM Serial Number	Claim Name
NMC271997	COT # 26
NMC271998	COT # 27
NMC271999	COT # 28
NMC272000	COT # 29
NMC272001	COT # 30
NMC272002	COT # 31
NMC272003	COT # 32
NMC272004	COT # 33
NMC272005	COT # 34
NMC272006	COT # 35
NMC272007	COT # 36
NMC275733	COT # 38
NMC275750	COT # 55
NMC275751	COT # 56
NMC275752	COT # 57
NMC275753	COT # 58
NMC275755	COT # 60
NMC275757	COT # 62
NMC275759	COT # 64
NMC275760	COT # 65
NMC275761	COT # 66
NMC275762	COT # 67
NMC275763	COT # 68
NMC275764	COT # 69
NMC275765	COT # 70
NMC275766	COT # 71
NMC275767	COT # 72
NMC342068	COT #73
NMC342069	COT #74
NMC342070	COT #75
NMC342071	COT #76
NMC297554	VAL # 1
NMC297555	VAL # 2
NMC297556	VAL # 3
NMC297557	VAL # 4
NMC297558	VAL # 5
NMC297559	VAL # 6
NMC297560	VAL # 7
NMC297561	VAL # 8
NMC297562	VAL # 9
NMC297563	VAL # 10
NMC297564	VAL # 11
NMC297565	VAL # 12
NMC297566	VAL # 13

NMC297567	VAL # 14
NMC297568	VAL # 15
NMC297569	VAL # 16
NMC297570	VAL # 17

BLM Serial Number	Claim Name
NMC297571	VAL # 18
NMC347463	VAL # 19
NMC347464	VAL # 20
NMC347465	VAL # 21
NMC347466	VAL # 22
NMC347467	VAL # 23
NMC347468	VAL # 24
NMC347469	VAL # 25
NMC347470	VAL # 26
NMC347471	VAL # 27
NMC347472	VAL # 28
NMC347473	VAL # 29
NMC347474	VAL # 30
NMC347475	VAL # 31
NMC297572	VAL # 37
NMC297573	VAL # 38
NMC297574	VAL # 39
NMC297575	VAL # 40
NMC297576	VAL # 41
NMC297577	VAL # 42
NMC297578	VAL # 43
NMC297579	VAL # 44
NMC297580	VAL # 45
NMC297581	VAL # 46
NMC297582	VAL # 47
NMC297583	VAL # 48
NMC297584	VAL # 49
NMC297585	VAL # 50
NMC297586	VAL # 51
NMC297587	VAL # 52
NMC297588	VAL # 53
NMC297589	VAL # 54
NMC297590	VAL # 55
NMC297591	VAL # 56
NMC297592	VAL # 57
NMC297593	VAL # 58
NMC297594	VAL # 59
NMC297595	VAL # 60
NMC297596	VAL # 61
NMC297597	VAL # 62

NMC297598	VAL # 63
NMC297599	VAL # 64
NMC297600	VAL # 65
NMC297601	VAL # 66
NMC297602	VAL # 67
NMC297603	VAL # 68
NMC297604	VAL # 69
NMC297605	VAL # 70

BLM Serial Number	Claim Name
NMC297606	VAL # 71
NMC297607	VAL # 72
NMC361164	COT FRAC # 1
NMC361165	COT FRAC # 2
NMC361166	COT FRAC # 3
NMC361167	COT FRAC # 4
NMC361168	COT FRAC # 5
NMC361169	COT FRAC # 6
NMC361170	COT FRAC # 7
NMC361171	COT FRAC # 8
NMC361172	COT FRAC # 9
NMC371559	COT # 75A
NMC371560	COT # 76A

ak.RECOT Unpatented Mining Claims and GMMCMS Unpatented Millsite Claims (71 claims) (* denotes millsite claims)

BLM Serial Number	Claim Name
NMC822614	RECOT 37
NMC822615	RECOT 39
NMC822616	RECOT 40
NMC822617	RECOT 41
NMC822618	RECOT 42
NMC822619	RECOT 43
NMC822620	RECOT 45
NMC822621	RECOT 47
NMC822622	RECOT 50
NMC822623	RECOT 51
NMC822624	RECOT 52
NMC822625	RECOT 53
NMC822626	RECOT 54
NMC822627	RECOT 59
NMC822628	RECOT 61
NMC822629	RECOT 63
NMC822630	RECOT 63B
NMC822560 *	GMMCMS 1
NMC822561 *	GMMCMS 2
NMC822562 *	GMMCMS 3
NMC822563 *	GMMCMS 4
NMC822564 *	GMMCMS 5
NMC822565 *	GMMCMS 6
NMC822566 *	GMMCMS 7
NMC822567 *	GMMCMS 8
NMC822568 *	GMMCMS 9
NMC822569 *	GMMCMS 10
NMC822570 *	GMMCMS 11
NMC822571 *	GMMCMS 12
NMC822572 *	GMMCMS 13

BLM Serial Number	Claim Name
NMC822573 *	GMMCMS 14
NMC822574 *	GMMCMS 15
NMC822575 *	GMMCMS 16
NMC822576 *	GMMCMS 17
NMC822577 *	GMMCMS 18
NMC822578 *	GMMCMS 19
NMC822579 *	GMMCMS 20
NMC822580 *	GMMCMS 21
NMC822581 *	GMMCMS 22
NMC822582 *	GMMCMS 23
NMC822583 *	GMMCMS 24
NMC822584 *	GMMCMS 25
NMC822585 *	GMMCMS 26
NMC822586 *	GMMCMS 27
NMC822587 *	GMMCMS 28
NMC822588 *	GMMCMS 29
NMC822589 *	GMMCMS 30
NMC822590 *	GMMCMS 31
NMC822591 *	GMMCMS 32
NMC822592 *	GMMCMS 33
NMC822593 *	GMMCMS 34
NMC822594 *	GMMCMS 35
NMC822595 *	GMMCMS 36
NMC822596 *	GMMCMS 37
NMC822597 *	GMMCMS 38
NMC822598 *	GMMCMS 39
NMC822599 *	GMMCMS 40
NMC822600 *	GMMCMS 41
NMC822601 *	GMMCMS 42
NMC822602 *	GMMCMS 43
NMC822603 *	GMMCMS 44
NMC822604 *	GMMCMS 45
NMC822605 *	GMMCMS 46
NMC822606 *	GMMCMS 47
NMC822607 *	GMMCMS 48
NMC822608 *	GMMCMS 49
NMC822609 *	GMMCMS 50
NMC822610 *	GMMCMS 51
NMC822611 *	GMMCMS 52
NMC822612 *	GMMCMS 53
NMC822613 *	GMMCMS 54

3.Euro-Nevada Lease

The Euro-Nevada Lease provides for the lease of the following 36 unpatented mining claims generally located in § 10, T.33N., R.43E., Humboldt County, Nevada:

BLM Serial Number	Claim Name
NMC373649	SAR# 37
NMC373650	SAR# 38
NMC373651	SAR# 39
NMC373652	SAR# 40
NMC373653	SAR# 41
NMC373654	SAR# 42
NMC373655	SAR# 43
NMC373656	SAR# 44
NMC373657	SAR# 45
NMC373658	SAR# 46
NMC373659	SAR# 47
NMC373660	SAR# 48
NMC373661	SAR# 49
NMC373662	SAR# 50
NMC373663	SAR# 51
NMC373664	SAR# 52
NMC373665	SAR# 53
NMC373666	SAR# 54
NMC373667	SAR# 55
NMC373668	SAR# 56
NMC373669	SAR# 57
NMC373670	SAR# 58
NMC373671	SAR# 59
NMC373672	SAR# 60
NMC373673	SAR# 61
NMC373674	SAR# 62
NMC373675	SAR# 63
NMC373676	SAR# 64
NMC373677	SAR# 65
NMC373678	SAR# 66
NMC373679	SAR# 67
NMC373680	SAR# 68
NMC373681	SAR# 69
NMC373682	SAR# 70
NMC373683	SAR# 71
NMC373684	SAR# 72

4.Nevada North Lease

The Nevada North Lease provides for the lease of the following 48 unpatented mining claims generally located in §§ 6 (S2NE4, N2SE4, SE4SE4) and 8, T.32N., R.43E., Humboldt County, Nevada:

BLM Serial Number	Claim Name
NMC409224	BC- 1

BLM Serial Number	Claim Name
NMC409225	BC- 2
NMC409226	BC- 3
NMC409227	BC- 4
NMC409228	BC- 5
NMC409229	BC- 6
NMC409230	BC- 7
NMC409231	BC- 8
NMC409232	BC- 9
NMC409233	BC-10
NMC409234	BC-11
NMC409235	BC-12
NMC409236	BC-13
NMC409237	BC-14
NMC409238	BC-15
NMC409239	BC-16
NMC409240	BC-17
NMC409241	BC-18
NMC409242	BC-19
NMC409243	BC-20
NMC409244	BC-21
NMC409245	BC-22
NMC409246	BC-23
NMC409247	BC-24
NMC409248	BC-25
NMC409249	BC-26
NMC409250	BC-27
NMC409251	BC-28
NMC409252	BC-29
NMC409253	BC-30
NMC409254	BC-31
NMC409255	BC-32
NMC409256	BC-33
NMC409257	BC-34
NMC409258	BC-35
NMC409259	BC-36
NMC409260	BC-37
NMC409261	BC-38
NMC409262	BC-39
NMC409263	BC-40
NMC409264	BC-41
NMC409265	BC-42
NMC409266	BC-43
NMC409267	BC-44
NMC409268	BC-45
NMC409269	BC-46
NMC409270	BC-47
NMC409271	BC-48

5.Franco-Nevada Lease

The Franco-Nevada Lease provides for the lease of the following 82 unpatented mining claims generally located in §§ 28 and 32, T33.N., R.43E., Humboldt County, Nevada:

BLM Serial Number	Claim Name
NMC379514	N - 1
NMC379515	N - 2
NMC379516	N - 3
NMC379517	N - 4
NMC379518	N - 5
NMC379519	N - 6
NMC379520	N - 7
NMC379521	N - 8
NMC379522	N - 9
NMC379523	N - 10
NMC379524	N - 11
NMC379525	N - 12
NMC379526	N - 13
NMC379527	N - 14
NMC379528	N - 15
NMC379529	N - 16
NMC379530	N - 17
NMC379531	N - 18
NMC379532	N - 19
NMC379533	N - 20
NMC379534	N - 21
NMC379535	N - 22
NMC379536	N - 23
NMC379537	N - 24
NMC379538	N - 25
NMC379539	N - 26
NMC379540	N - 27
NMC379541	N - 28
NMC379542	N - 29
NMC379543	N - 30
NMC379544	N - 31
NMC379545	N - 32
NMC379546	N - 33
NMC379547	N - 34
NMC379548	N - 35
NMC379549	N - 36
NMC379550	N - 37
NMC379551	N - 38
NMC379552	N - 39
NMC379553	N - 40
NMC379554	N - 41
NMC379555	N - 42
NMC379556	N - 43

BLM Serial Number	Claim Name
NMC379557	N - 44
NMC379558	N - 45
NMC379559	N - 46
NMC379560	N - 47
NMC379561	N - 48
NMC379562	N - 49
NMC379563	N - 50
NMC379564	N - 51
NMC379565	N - 52
NMC379566	N - 53
NMC379567	N - 54
NMC379568	N - 55
NMC379569	N - 56
NMC379570	N - 57
NMC379571	N - 58
NMC379572	N - 59
NMC379573	N - 60
NMC379574	N - 61
NMC379575	N - 62
NMC379576	N - 63
NMC379577	N - 64
NMC379578	N - 65
NMC379579	N - 66
NMC379580	N - 67
NMC379581	N - 68
NMC379582	N - 69
NMC379583	N - 70
NMC379584	N - 71
NMC379585	N - 72
NMC623992	N - 109
NMC623993	N - 110
NMC623994	N - 111
NMC623995	N - 112
NMC676435	N - 20A
NMC676436	N - 22A
NMC676437	N - 28A
NMC676438	N - 29A
NMC676439	N - 30A
NMC676440	N - 31A

6.New Nevada 2006 Lease

The New Nevada 2006 Lease provides for the lease of the following 112 unpatented mining claims generally located in §§ 20, 30 and 32, T32.N., R.42E., and § 6, T31.N., R.42E., Humboldt County, Nevada:

BLM Serial Number	Claim Name
NMC750721	CHU 17
NMC750722	CHU 18

BLM Serial Number	Claim Name
NMC750723	CHU 19
NMC750724	CHU 20
NMC750725	CHU 21
NMC750726	CHU 22
NMC750727	CHU 23
NMC750728	CHU 24
NMC750729	CHU 25
NMC750730	CHU 26
NMC750731	CHU 27
NMC750732	CHU 28
NMC750733	CHU 29
NMC750734	CHU 30
NMC750735	CHU 31
NMC750736	CHU 32
NMC752847	MB 82
NMC752848	MB 83
NMC752849	MB 84
NMC752850	MB 85
NMC752851	MB 86
NMC752852	MB 87
NMC752853	MB 88
NMC752854	MB 89
NMC752855	MB 90
NMC752856	MB 91
NMC752857	MB 92
NMC752858	MB 93
NMC752859	MB 94
NMC752860	MB 95
NMC752861	MB 96
NMC752862	MB 97
NMC752863	MB 98
NMC752864	MB 99
NMC752865	MB 100
NMC752866	MB 101
NMC752867	MB 102
NMC752868	MB 103
NMC752869	MB 104
NMC752870	MB 105
NMC752871	MB 106
NMC752872	MB 107
NMC752873	MB 108
NMC752874	MB 109
NMC752875	MB 110
NMC752876	MB 111

NMC752877	MB 112
NMC752878	MB 113
NMC752879	MB 114
NMC752880	MB 115

BLM Serial Number	Claim Name
NMC752881	MB 116
NMC752882	MB 117
NMC780924	LOU 1
NMC780925	LOU 2
NMC780926	LOU 3
NMC780927	LOU 4
NMC780928	LOU 5
NMC780929	LOU 6
NMC780930	LOU 7
NMC780931	LOU 8
NMC780932	LOU 9
NMC780933	LOU 10
NMC780934	LOU 11
NMC780935	LOU 12
NMC780936	LOU 13
NMC780937	LOU 14
NMC780938	LOU 15
NMC780939	LOU 16
NMC780940	LOU 17
NMC780941	LOU 18
NMC780942	LOU 19
NMC780943	LOU 20
NMC780944	LOU 21
NMC780945	LOU 22
NMC780946	LOU 23
NMC780947	LOU 24
NMC780948	LOU 25
NMC780949	LOU 26
NMC780950	LOU 27
NMC780951	LOU 28
NMC780952	LOU 29
NMC780953	LOU 30
NMC780954	LOU 31
NMC780955	LOU 32
NMC780956	LOU 33
NMC780957	LOU 34
NMC780958	LOU 35
NMC780959	LOU 36
NMC821539	BISON # 1
NMC821540	BISON # 2

NMC821541	BISON # 3
NMC821542	BISON # 4
NMC821543	BISON # 5
NMC821544	BISON # 6
NMC821545	BISON # 7
NMC821546	BISON # 8
NMC821547	BISON # 9
NMC821548	BISON # 10

BLM Serial Number	Claim Name
NMC821549	BISON # 11
NMC821550	BISON # 12
NMC821551	BISON # 13
NMC821552	BISON # 14
NMC821553	BISON # 15
NMC821554	BISON # 16
NMC821555	BISON # 17
NMC821556	BISON # 18
NMC821557	BISON # 19
NMC821558	BISON # 20
NMC821559	BISON # 21
NMC821560	BISON # 22
NMC821561	BISON # 23
NMC821562	BISON # 24

7.Waseco Option Agreement

Option Agreement between Waseco Resources US Inc. and Marigold Mining Company, dated effective July 1, 2020, provides an option to acquire the Amended and Restated Mining Lease, among Waseco Resources US Inc., Aquarian Mining Exploration Inc. and William Fyvie Holdings Ltd, dated July 1, 2020, covering the following unpatented mining claims located in Township 32 North, Range 43 East, Section 20, MDBM, Lander County, Nevada:

New BLM Serial Number	Legacy BLM Serial Number	Claim Name
NV101356430	NMC937844	SBD 1
NV101356431	NMC937845	SBD 2
NV101356432	NMC937846	SBD 3
NV101356433	NMC937847	SBD 4
NV101356434	NMC937848	SBD 5
NV101356435	NMC937849	SBD 6
NV101356436	NMC937850	SBD 7
NV101356437	NMC937851	SBD 8
NV101356438	NMC937852	SBD 9
NV101356439	NMC937853	SBD 11
NV101356440	NMC937854	SBD 12
NV101356441	NMC937855	SBD 13
NV101356442	NMC937856	SBD 14
NV101356443	NMC937857	SBD 15
NV101356444	NMC937858	SBD 16
NV101356445	NMC937859	SBD 17
NV101356446	NMC937860	SBD 18
NV101356447	NMC937861	SBD 19
NV101356448	NMC937862	SBD 20
NV101356449	NMC937863	SBD 21
NV101356450	NMC937864	SBD 22
NV101356451	NMC937865	SBD 23
NV101356452	NMC937866	SBD 24

New BLM Serial Number	Legacy BLM Serial Number	Claim Name
NV101357443	NMC937867	SBD 25
NV101357444	NMC937868	SBD 26
NV101357445	NMC937869	SBD 27
NV101357446	NMC937870	SBD 28
NV101357447	NMC937871	SBD 29
NV101357448	NMC937872	SBD 30

Leased Real Property
1.SFP Minerals Lease3

al.Approximately 649.00 acres within the All of § 5, T.33N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-461-02 for 2013-14 and 3343-05-100-001 for 2014-15;

am.Approximately 640.00 acres within the All of § 9, T.33N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-461-09 for 2013-14 and 3343-09-100-001 for 2014-15;

an.Approximately 649.00 acres within the All of § 17, T.33N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-461-14 for 2013-14 and 3343-17-100-001 for 2014-15; and

ao.Approximately 631.00 acres within the All of § 31, T.33N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-461-31 for 2013-14 and 3343-31-100-001 for 2014-15.

2.SPLC Lease and SPLC Sublease (New Nevada Lands, LLC, as lessor, and Newmont, as lessee and sublessor)

ap.Approximately 640.00 acres within the All of § 29, T.34N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-401-29 for 2013-14 and 3443-29-100-001 for 2014-15; and

aq.Approximately 640.00 acres within the All of § 33,4 T.34N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel numbers 007-403-01 through 007-403-05, 007-403-07 through 007-403-10, 007-404-01, 007-404-03 through 007-404-13 for 2013-14 and 3443-33-100-001 through 3443-33-100-005, 3443-33-200-001 through 3443-33-200-008,
3443-33-300-001 through 3443-33-300-004, 3443-33-400-001 through 3443-33-400-003 for
2014-15;

3 For §§ 9 and 17 (items 1.a. and b.), the SFP Minerals Lease covers mineral rights only. Marigold Mining Company owns the surface rights in these sections. See items 2 and 3 above under the heading “Owned Real Property”.
4 For § 33, the SPLC Lease and SPLC Sublease are for minerals only. Marigold Mining Company owns surface rights in § 33. See item 4 above under the heading “Owned Real Property”.

3.SPLC Sublease (now lease with Franco-Nevada U.S. Corporation, as lessor)

ar.Approximately 653.60 acres within the All of § 1, T.33N., R.42E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-451-06 for 2013-14 and 3342-01-100-001 for 2014-15;

as.Approximately 640.00 acres within the All of § 13, T.34N., R.42E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-451-18 for 2013-14 and 3342-13-100-001 for 2014-15;

at.Approximately 640.00 acres within the All of § 25, T.34N., R.42E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-451-30 for 2013-14 and 3342-25-100-001 for 2014-15;

au.Approximately 625.80 acres within the All of § 7, T.33N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-461-07 for 2013-14 and 3343-07-100-001 for 2014-15;

av.Approximately 620.00 acres within the All of § 19, T.34N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-401-21 for 2013-14 and 3443-19-100-001 for 2014-15; and

aw.Approximately 625.38 acres within the All of § 31, T.34N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-401-36 for 2013-14 and 3443-31-100-001 for 2014-15.

4. 2018 UNR Lease

Approximately 628.00 acres within the All of § 19, T.33N., R.43E., M.D.B.&M., and identified as Humboldt County Assessor’s parcel number 007-461-19 for 2013-14 and 3343-19-100-001 for 2014-15.
5.New Nevada 2012 Lease

Mineral interests owned by New Nevada Resources, LLC, and surface estate owned by New Nevada Lands, LLC, and leased under the New Nevada 2012 Lease.
T.33N., R.43E., M.D.B.&M.
§ 33, All (Approximately 640.00 acres, surface estate owned by New Nevada Lands, LLC)
6.New Nevada 2014 Lease

Mineral interests owned by New Nevada Resources, LLC, and certain surface estate owned by New Nevada Lands, LLC, and leased under the New Nevada 2014 Lease.
T.31N., R.42E., M.D.B.&M.
§ 5, All of that portion of section lying within the boundaries of Lander County (Approximately 441.00 acres)
§ 5, All of that portion of section lying within the boundaries of Humboldt County (Approximately 337.50 acres)

T.32N., R.42E., M.D.B.&M.
§ 9, All (Approximately 640 acres)

§ 21, All of that portion of section lying within the boundaries of Lander County (Approximately 240.00 acres)
§ 21, All of that portion of section lying within the boundaries of Humboldt County (Approximately 400 acres)
§ 23, E/2, E/2 W/2, NW/4 NW/4 (Approximately 520 acres)
§ 27, SE/4, N/2 NE/4 (Approximately 240 acres)
§ 27, W/2, S/2 NE/4 (Approximately 400 acres)
§ 29, All (Approximately 640 acres)
§ 31, All (Approximately 610 acres)
T.33N., R.42E., M.D.B.&M.
§ 11, All (Approximately 640.00 acres, surface estate owned by New Nevada Lands, LLC)
§ 23, All (Approximately 640.00 acres, surface estate owned by KH Investors, LLC)
§ 35, All (Approximately 640.00 acres, surface estate owned by Finance All, LLC)

SCHEDULE 3.1(27)

MARIGOLD PROJECT LEASES

Marigold Project Leases that are Material Leasehold Interests
1.The Decker Lease.
2.The Vek and Andrus Lease.
3.The SFP Minerals Lease.
4.The UNR Lease.

Other Marigold Project Leases
5.Euro-Nevada Lease
6.Nevada North Lease
7.Franco-Nevada Lease
8.New Nevada 2006 Lease
9.Waseco Option Agreement
10.SPLC Lease and Sublease (New Nevada Lands, LLC, as lessor, and Nevada Gold Mines, as lessee and sublessor)
11.SPLC Sublease (Franco-Nevada U.S. Corporation, as lessor)
12.New Nevada 2012 Lease
13.New Nevada 2014 Lease

SCHEDULE 3.1(28) MARIGOLD PROJECT AUTHORIZATIONS

Permit Name	Permit Number
Plan of Operations	N26-88-005P
Reclamation Permit and Bond	0108
Water Pollution Control Permit (including Petroleum Contaminated Soils Permit)	NEV0088040
Stormwater General Discharge Permit	NVR300000
Title V Air Quality Operating Permit	AP1041-2967
Class II Air Quality Operating Permit	AP1041-3666
Mercury Operating Permit to Construct: Phase II (air)	AP1041-2254
EPA/RCRA ID	NVD986766954
Industrial Artificial Pond Permit	39502
Jurisdictional Waters of the U.S. Determination	N/A (no jurisdictional waters)
Class III Landfill Waiver	SW1764
Hazardous Materials Permit (State of Nevada)	97207
BATF License	9-NV-013-20-3D-00359
Potable Water Permit	HU-1103-NTNC
Septic Permit	GNEVOSDS09-L-0016[1] GNEVOSDS09-L-0252[1] GNEVOSDS09-S0341[1]
Radio Licenses	WNPA726 WNUV910 WPMF419 WQVA510 WQVA548 WQVA551
DOT Hazardous Materials Registration	061818550 430AC
Liquefied Petroleum Gas – Class 5 License	5-3482-01
Trout Creek Dam Permit (including Dam/Impoundment Permit)	J-666
Water Rights
83256 (Permanent Change App 3691)
2324 (Certificate 584) Permits 76425, S01, S02, S03
Permits 86582, 86583, 87235-87242, 88986, 89972T, 89707T, 90118T
Applications 86584[2], 86585[2], 80849[2],
3282[2],V01898[2], 2216[2]

Waiver DW-169
County Conditional Use Permit	UH-20-12
MSHA ID	26-02081

Notes:
1.As of the date hereof, permit is in the renewal process.
2.As of the date hereof, permit is pending with the State of Nevada.

SCHEDULE 3.1(32) EXISTING ROYALTY AGREEMENTS

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
1. The Decker Lease	Minimum annual royalty of $60,000, payable in $5,000 monthly installments for the remainder of the term of the Decker Lease.
Gross production royalty on ores mined from the Claims (as defined in the Decker Lease) and the University Lands (as defined in the Decker Lease) and processed based on the price of gold as follows:

*Note: The “University Lands” refers to the lands subject to the 2018 UNR Lease.

2. The Vek and Andrus Lease
$160,000 on each anniversary (after, and including, the fifth anniversary) of the Vek and Andrus Lease.

The amount of advance royalties shall be subject to adjustment in an amount equal to the change in the Producer Price Index for Industrial Commodities (1967=100%)

If and when the lessee commences production of metals and minerals, the lessee shall pay the lessor a production royalty of 5% of the net mint or smelter returns (as defined in the Vek and Andrus Lease) upon all metals, ores, minerals and mineral substances (or concentrates produced therefrom by lessee) produced, sold and shipped from the Subject Property (as defined in the Vek and Andrus Lease), until the lessor has received
$1,500,000 from all payments (advance and production), and a production royalty of 3% thereafter. The current production royalty under the Vek and Andrus Lease is 3% of the net mint or smelter returns.

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
3. The SFP Minerals Lease
Lessee shall pay lessor an advance royalty payment annually on the anniversary date and on each succeeding anniversary date of $20/acre for the Leased Premises (as defined in the SFP Minerals Lease) that are subject to the SFP Minerals Lease.

In the event lessee removes Minerals (as defined in the SFP Minerals Lease) from the Leased Premises, lessee shall pay to lessor production royalty equal to 5% of the Net Returns (as defined in the SFP Minerals Lease) of the Minerals mined and removed.

4. The 2018 UNR Lease
Lessee agrees to pay to the lessor an advance royalty payment of: $200,000 payable on August 1, 2018; $200,000 for 2019 through 2024 (inclusive), payable annually on January 1; and $100,000 from 2025 onwards, payable annually on January 1, provided that if before the end of any Lease Year (as defined in the 2018 UNR Lease) Marigold Mining Company ceases production on the Property (as defined in the 2018 UNR Lease), but Marigold Mining Company continues to explore for or develop Minerals (as defined in the 2018 UNR Lease) or use the Property for access, such payments in the succeeding Lease Year(s) shall be reduced to $25,000 while the 2018 UNR Lease is in effect. The advance royalty payments are subject to annual adjustment based on changes in the Consumer’s Price Index (CPI).

A production royalty equal to 5.0% of the Net Smelter Returns (as defined in the 2018 UNR Lease) from the production or sale of Minerals (as defined in the 2018 UNR Lease) from the Property.

*Note: The lands subject to the 2018 UNR Lease are also subject to a royalty under the Decker Lease.

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
5. Purchase and assignment agreement made as of December 1,
1988 (the “Freeport Royalty Agreement”) between Freeport- McMoran Gold Company, a Delaware corporation (predecessor in interest to Royal Gold, Inc. (“Royal Gold”)), and Rayrock Mines, Inc., a Nevada Corporation (predecessor in interest to Marigold Mining Company)
There is no minimum royalty or advance payment.
A Net Smelter Return Royalty equal to 2% of Net Smelter Returns (as defined in the Freeport Royalty Agreement), payable sixty
(60) days from the end of each calendar quarter year during which Minerals Products (as defined in the Freeport Royalty Agreement) produced from ore mined from the Mining Property (as defined in the Freeport Royalty Agreement) is sold.

The Net Smelter Return Royalty shall only be payable after 150,000 troy ounces of gold have been produced and sold from ores mined from the Mining Property.

“Mining Property” as defined in the Freeport Royalty Agreement is made up of: (i) the lands subject to the Decker Lease; and (ii) the lands subject to the 2018 UNR Lease.

The Net Smelter Return Royalty is due and payable to Royal Gold.

6. The Euro- Nevada Lease	There is no minimum royalty or advance payment.
A production royalty equal to 5% of the net mint or smelter returns (as defined in the Euro- Nevada Lease) upon all metals, ores, minerals and mineral substances (or concentrates produced therefrom by lessee), produced sold and shipped or otherwise disposed of from the Subject Property (as defined in the Euro- Nevada Lease).

7. The SPLC Lease and the SPLC Sublease	Lessee shall pay lessor an advance royalty payment annually on the anniversary date and on each succeeding anniversary date of $20/acre for the Leased Premises (as defined in the SPLC Sublease).
In the event lessee removes Minerals (as defined in the SPLC Sublease) from the Leased Premises (as defined in the SPLC Sublease), lessee shall pay to lessor a production royalty equal to 5% of the Net Returns (as defined in the SPLC Sublease) of the Minerals mined and removed.

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
8. Royalty agreement effective August 25, 2014 between Marigold Mining Company and Newmont (as predecessor in interest to Maverick Metals Inc.) (the “Maverick Royalty Agreement”)	There is no minimum royalty or advance payment.
A production royalty equal to 2.0% of Net Smelter Returns (as defined in the Maverick Royalty Agreement) from the sale or other disposition of all Minerals (as defined in the Maverick Royalty Agreement) produced from the Properties (as defined in the Maverick Royalty Agreement).

“Properties” as defined in the Maverick Royalty Agreement is made up of the property, acquired from Newmont, listed as item 6 of the “Owned Real Property” set out in Schedule 3.1(26).

9. The New Nevada 2012 Lease
Annual payment of $1/acre of the Leased Premises (as defined in the New Nevada 2012 Lease), which, beginning on the fifth anniversary date of the New Nevada 2012 Lease, shall be increased by 5% or the percentage increase in the CPI deflator of the Gross National Product for the calendar year immediately preceding the anniversary date of the New Nevada 2012 Lease, whichever is greater.

A production royalty equal to 3.5% of the net mint or smelter returns upon all Leased Substances (as defined in the New Nevada 2012 Lease) (or concentrates produced therefrom) produced, sold and shipped from the Leased Premises (as defined in the New Nevada 2012 Lease).

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
10. The New Nevada 2014 Lease
Beginning on the twentieth anniversary date of the New Nevada 2014 Lease, annual payment of $3/acre of the Leased Premises (as defined in the New Nevada 2014 Lease) that remain subject to the New Nevada 2014 Lease. Certain advance minimum royalty payments are due on the first through the nineteenth anniversary dates of the New Nevada 2014 Lease, but are not based on the acreage of Leased Premises.

A production royalty equal to 2.125% of the net mint or smelter returns upon all Leased Substances (as defined in the New Nevada 2014 Lease) (or concentrates produced therefrom) produced, sold and shipped from the Leased Premises; provided, however, as to any industrial minerals that are produced, sold and shipped from any portion of the Leased Premises pursuant to any sublease granted previously or hereafter by lessee and for which a production royalty is payable to lessee based on the volume or weight of industrial minerals that are produced from the Lease Premises, lessee shall pay 50% of the amount of the production royalty received by lessee for those industrial minerals and no further additional production royalty shall be payable under the New Nevada 2014 Lease for those industrial minerals.

11. The Nevada North Lease	Annual payment equal to 57% of the following advance royalty payment amounts, based on the Average Gold Price (as defined in the Nevada North Lease) per ounce:
Production royalty of the following, based on the Gold Price (as defined in the Nevada North Lease) per ounce, subject to lessee’s option to reduce the production royalty to 2% of the Net Returns (as defined in the Nevada North Lease) for US$1 million; provided that such option shall only be exercisable by lessee in the event the Congress of the United States during the term of the Nevada North Lease imposes any type of production royalty on production or sale of Leased Substances (as defined in the Nevada North Lease):

		Gold Price per ounce	Royalty Percentage of Net Returns
		$275 or less	3%
		Greater than $275 but less than $375	4%
		$375 or greater	5%

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
12. Franco-Nevada Lease	There is no minimum royalty or advance payment.
Production royalty of 3% of the Net Smelter Returns (as defined in the Franco-Nevada Lease) from the sale of Mineral Substances (as defined in the Franco-Nevada Lease) from the Property (as defined in the Franco-Nevada Lease).

13. NSR agreement entered into on June 8, 2018 between Marigold Mining Company and Doby George, LLC (the “Doby George Royalty Agreement”)	There is no minimum royalty or advance payment.
Production royalty of 3% of the Net Smelter Returns (as defined in the Doby George Royalty Agreement) from the sale of Precious Metals (as defined in the Doby George Royalty Agreement) from the Property (as defined in the Doby George Royalty Agreement).

“Property” as defined in the Doby George Royalty Agreement is made up of the property listed as item 9(b) of the “Owned Real Property” set out in Schedule 3.1(26).

14. NSR agreement entered into on January 30, 2019 between Doby George, LLC and Western Royalty Holding LLC, as assigned by Doby George, LLC to Western Exploration LLC (“WEX”) and subsequently assigned by WEX to Marigold Mining Company pursuant to an assignment of NSR agreement made effective as of January 30, 2019 (the “WEX Royalty Agreement”)
There is no minimum royalty or advance payment.
Production royalty of the following, in accordance with the sliding scale set forth below and payable only on recoverable gold ounces produced and sold from the Property (as defined in the WEX Royalty Agreement) that are in excess of the first 275,000 ounces of gold produced and sold from the Property:

“Property” as defined in the WEX Royalty Agreement is made up of the property listed as item 10(b) of the “Owned Real Property” set out in Schedule 3.1(26).

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
15. Net smelter returns royalty agreement made and entered into effective as of June 3, 2019 by and between Marigold Mining Company and Newmont (the “Newmont TC Royalty Agreement”)	There is no minimum royalty or advance payment.
A production royalty equal to 0.5% of Net Smelter Returns (as defined in the Newmont TC Royalty Agreement) from the sale or other disposition of all Minerals (as defined in the Newmont TC Royalty Agreement) produced from the Properties (as defined in the Newmont TC Royalty Agreement).

“Properties” as defined in the Newmont TC Royalty Agreement is made up of: the property acquired from Newmont, listed as item 11 of the “Owned Real Property” set out in Schedule 3.1(26); certain unpatented mining claims acquired from Newmont, listed under “Owned Unpatented Mining Claims” in Schedule 3.1(26); certain leased unpatented mining claims acquired from Newmont, listed under items 4 (Nevada North Lease) and 6 (New Nevada 2006 Lease) of the “Leased Unpatented Mining Claims” in Schedule 3.1(26); and certain leased property, acquired from Newmont, listed under item 6 of the “Lease Real Property” in Schedule 3.1(26).

16. Net smelter returns royalty agreement (Venture Real Property) made and entered into effective as of June 3, 2019 by and between Marigold Mining Company and Newmont (the “Newmont BV Royalty Agreement”)
There is no minimum royalty or advance payment.
A production royalty equal to 0.5% of Net Smelter Returns (as defined in the Newmont BV Royalty Agreement) from the sale or other disposition of a 70% interest in all Minerals (as defined in the Newmont BV Royalty Agreement) produced from the Properties (as defined in the Newmont BV Royalty Agreement).

“Properties” as defined in the Newmont BV Royalty Agreement is made up of: the property acquired from Newmont and Fairmile Gold Mining Inc. (“Fairmile”), listed as item 12 of the “Owned Real Property” set out in Schedule 3.1(26); and certain unpatented mining claims acquired from Newmont and Fairmile, listed under “Owned Unpatented Mining Claims” in Schedule 3.1(26).

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
17. New Nevada 2006 Lease	$50,000 annually on June 1 during the term of the New Nevada 2006 Lease.
Production royalty of the following percentages of net smelter returns (as defined in the New Nevada 2006 Lease) from the sale of gold from the Property (as defined in the New Nevada 2006 Lease)

Also includes sliding scale production royalty of 3% to 6.5% of net smelter returns (as defined in the New Nevada 2006 Lease) from the sale of silver from the Property (as defined in the New Nevada 2006 Lease) and production royalty of 3% of net smelter returns (as defined in the New Nevada 2006 Lease) from the sale of other Minerals (as defined in the New Nevada 2006 Lease) from the Property (as defined in the New Nevada 2006 Lease).

EXISTING ROYALTY AGREEMENT	MINIMUM ANNUAL ROYALTY/ADVANCE ROYALTY	PRODUCTION ROYALTY
18. Net smelter	There is no minimum royalty	A production royalty equal to 3.0% of net
return royalty dated	or advance payment.	smelter returns (as defined in the IAMGOLD
as of August 30,		Royalty Agreement) from the sale of minerals
1994 between		from the Claims (as defined in the IAMGOLD
Fairmile and		Royalty Agreement).
Repadre Capital
Corporation
(predecessor in
interest to
IAMGOLD
Corporation
(“IAMGOLD”)),
as amended by an
amendment to net
smelter royalty
dated and effective
May 3, 2006 by and
between Fairmile
and IAMGOLD
(collectively, the
“IAMGOLD
Royalty
Agreement”)
19. Various,	There is no minimum royalty	Royalties of: (a) 2.4% gross royalty on
including	or advance payment.	production from Precious Metals Properties
Agreement, dated		(as defined in the NMP-WX Agreement) and
August 1, 1994, by		8% of the royalty of 8% of the net profits from
and between		production from Non-Precious Metal
Nevada Mine		Properties (as defined in the NMP-WX
Properties, Inc.,		Agreement) to International Royalty
Priority Minerals		Corporation; and (b) 0.6% gross royalty on
Limited and WFD		production from Precious Metals Properties
Limited (the		(as defined in the NMP-WX Agreement) and
“NMP-WX		8% of the royalty of 2% of the net profits from
Agreement”)		production from Non-Precious Metal
Properties (as defined in the NMP-WX
Agreement) to International Royalty
Corporation

Mine Safety and Health Administration Violations

SCHEDULE 3.1(34) MINE SAFETY

The following is a summary of citations issued by the U.S. Labor Department’s Mine Safety and Health Administration under Section 104(a) of the Federal Mine Safety and Health Act of 1977 for violations of health or safety standards for the period of June 1, 2020 to May 31, 2021:

Citation / Order No.	Case No.	Date Issued	“Significant & Substantial” Violation (Y/N)	C / O Status	Proposed Penalty ($)	Amount Paid to Date
9611069	'--	03/30/21	N	Not Assessed Yet	$0	$0
9611126	'--	03/30/21	N	Not Assessed Yet	$0	$0
9611124	534017	03/25/21	N	Closed	$125	$125
9611123	534017	03/24/21	N	Closed	$125	$125
9501172	524690	09/16/20	N	Closed	$123	$123
9501173	524690	09/16/20	N	Closed	$123	$123
9501913	524690	09/16/20	N	Closed	$123	$123
9501170	524690	09/15/20	N	Closed	$123	$123
9501171	524690	09/15/20	N	Closed	$123	$123
9501751	524690	09/15/20	N	Closed	$199	$199

Reportable Injuries

Contractor ID	Incident Date	Degree of Injury	Classification	Occupation - Activity	Total Experience	Mine Experience	Job Experience
Employee	5/14/21	Days away from work only	Handling of materials	Coal/ore shovel operator, Shoveler, Power shoveler	20.08	5.00	1.46

Contractor ID	Incident Date	Degree of Injury	Classification	Occupation - Activity	Total Experience	Mine Experience	Job Experience
Contractor -P001	2/21/21	No days away from work, no restricted activity	Machinery	Maintenance man, Mechanic, Repair/Serviceman, Boilermaker, Fueler, Tire tech, Field service tech	9.00	1.37	1.52
Employee	12/19/20	No days away from work, no restricted activity	Machinery	Maintenance man, Mechanic, Repair/Serviceman, Boilermaker, Fueler, Tire tech, Field service tech	20.06	16.06	20.06
Employee	9/12/20	Days away from work only	Powered Haulage	Haul/Off road/Coal/Ore/Pit/Quarry/Rock/Rubber tire truck driver, Transportation truck driver	8.23	4.10	4.10
Employee	6/17/20	Days away from work only	Slip or fall of person	Bulldozer operator, Universal operator, Heavy equipment operator, Operating engineer	6.15	6.15	6.15